As filed with the Securities and Exchange Commission on May 27, 2003

                                                    1933 Act File No. 333-104614

                                                     1940 Act File No. 811-21334


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

    [X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   [X] Pre-Effective Amendment No. 1

                   [ ] Post-Effective Amendment No.

                                      and

    [X]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                   [X] Amendment No. 1

                  Neuberger Berman Income Opportunity Fund Inc.
    (Exact Name of Registrant as Specified in Articles of Incorporation)

                       c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                                Peter E. Sundman
                       c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

    Arthur C. Delibert, Esq.                    Ellen Metzger, Esq.
    Kirkpatrick & Lockhart LLP                  Neuberger Berman, LLC
    1800 Massachusetts Avenue, N.W.             605 Third Avenue
    2nd Floor                                   New York, New York 10158-3698
    Washington, DC 20036-1800


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                          ---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

   It is proposed that this filing will become effective (check appropriate box)

  [ ]  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------------
Title of Securities       Amount Being           Proposed Maximum        Proposed Maximum       Amount of
Being Registered          Registered (1)(2)      Offering Price Per      Aggregate Offering     Registration
                                                 Unit (2)                Price(2)               Fee(2)(3)
-----------------------------------------------------------------------------------------------------------------
Common Stock              4,600,000              $15                     $69,000,000            $5,582.10
-----------------------------------------------------------------------------------------------------------------

(1) Includes 600 shares that may be offered by the Underwriters pursuant to an  option to cover  over allotments.
(2) Estimated solely for purposes of calculating the registration fee.
(3) Previously paid.



The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to  delay its effective date until the Registrant shall file a further amendment which  specifically states  this Registration
Statement shall thereafter become effective in accordance with Section 8(a) of  the  Securities  Act  of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED MAY 28, 2003


PROSPECTUS                                               [NEUBERGER BERMAN LOGO]


                                     SHARES

                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                                 COMMON SHARES

                                $15.00 PER SHARE
                                   ---------


    INVESTMENT OBJECTIVES. Neuberger Berman Income Opportunity Fund Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is high current income; capital appreciation is a secondary investment objective.


    INVESTMENT STRATEGIES.  Under normal market conditions, the Fund:


    - will invest at least 80% of its total assets in a combination of
      (1) high-yield corporate debt securities rated, at the time of investment, below investment grade--i.e., rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or, if unrated by either of those entities, determined by Neuberger Berman Management Inc. ("NB Management") to be of comparable quality, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts ("REITs")); and

    - may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

    While the proportions of high-yield and real estate company securities will change over time to reflect NB Management's evaluation of the markets, the Fund will under normal market conditions always invest at least 20% of its total assets in high-yield corporate debt securities and at least 20% of its total assets in securities of real estate companies.


                                                   (CONTINUED ON FOLLOWING PAGE)
                                 --------------


    THE FUND'S INVESTMENT POLICY OF INVESTING IN HIGH-YIELD CORPORATE DEBT SECURITIES AND SECURITIES OF REAL ESTATE COMPANIES, INCLUDING REITS, AND ITS EXPECTED USE OF LEVERAGE, INVOLVE A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 31.


    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 -------------


                                                  PER SHARE           TOTAL
                                                  ---------         ----------

Public Offering Price                              $15.000          $
Sales Load                                         $                $
Estimated Offering Expenses(1)                     $                $
Proceeds to the Fund                               $                $

(1)  Total expenses of organization and the Common Share offering paid by the
     Fund (which do not include the sales load) are estimated to be $      ,
    which represents $    per Common Share issued. The Fund's investment manager
    has agreed to pay organizational expenses and Common Share offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share.

    The underwriters expect to deliver the Common Shares to purchasers on or
about            , 2003.

                                 --------------

                                   CITIGROUP



ADVEST, INC.            JANNEY MONTGOMERY SCOTT LLC
LEGG MASON WOOD WALKER  STIFEL, NICOLAUS & COMPANY
     INCORPORATED              INCORPORATED



           , 2003

(CONTINUED FROM PREVIOUS PAGE)


    An Asset Allocation Committee will periodically allocate assets between the high-yield corporate debt security asset class and the real estate company security asset class based on an analysis of relative historic and projected sector spreads and total returns--e.g., the differences in yield between the sectors, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk.



    Below investment grade quality debt securities (also called high-yield securities) are commonly referred to as "junk bonds." Securities of below investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal. There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."


    NO PRIOR HISTORY. Because the Fund is newly organized, it has no performance history and its shares of common stock ("Common Shares") have no history of public trading. The common stock of closed-end management investment companies frequently trades at a discount from its net asset value. The risk of the Fund's Common Shares trading at such a discount may be greater for investors expecting to sell their shares relatively soon after completion of the public offering.


    The Common Shares of the Fund have been approved for listing on the American Stock Exchange under the symbol "NOX."

    INVESTMENT MANAGER AND SUB-ADVISER. NB Management will act as the Fund's investment manager and Neuberger Berman, LLC will act as the Fund's sub-adviser (collectively, the investment manager and the sub-adviser are referred to as "Neuberger Berman"). See "Management of the Fund."

    As of March 31, 2003, Neuberger Berman and its affiliates had $56.3 billion in assets under management and continue an asset management history that began in 1939.

    USE OF LEVERAGE. The Fund currently intends to use leverage by issuing shares of preferred stock ("Preferred Shares") representing approximately 33% of the Fund's capital immediately after their issuance. If the Fund issues Preferred Shares, costs of that offering will effectively be borne by the holders of Common Shares ("Common Stockholders") and result in a reduction of the paid-in capital attributable to the Common Shares. The Fund also may add leverage to the portfolio by borrowing or utilizing certain derivative instruments. This practice is known as leverage. By using leverage, the Fund will seek to obtain a higher return for Common Stockholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Use of Leverage," "Risks--Risk of Leverage" and "Risks--Derivatives Risk."



    You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Common Shares, and retain it for future reference. A Statement of Additional Information, dated
          , 2003, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into, which means that it is a part of this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 59 of this Prospectus, by calling 877-461-1899 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (HTTP://WWW.SEC.GOV).


    The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


    The underwriters may also purchase up to       additional Common Shares at
the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

                              -------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----

Prospectus Summary................................    1
Summary of Fund Expenses..........................   14
The Fund..........................................   16
Use of Proceeds...................................   16
The Fund's Investments............................   16
Use of Leverage...................................   25
Interest Rate Transactions........................   28
Risks.............................................   31
Management of the Fund............................   42
Net Asset Value...................................   45
Distributions.....................................   46
Dividend Reinvestment Plan........................   47
Closed-End Fund Structure.........................   49
Description of Shares.............................   49
Anti-takeover and Other Provisions in the
  Articles of Incorporation.......................   51
Repurchase of Common Shares; Tender Offers;
  Conversion to Open-end Fund.....................   52
Tax Matters.......................................   53
Underwriting......................................   55
Custodian and Transfer Agent......................   58
Legal Opinions....................................   58
Table of Contents of the Statement of Additional
  Information.....................................   59



    Until       , 2003 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY


    THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON STOCK. YOU SHOULD CAREFULLY READ THE ENTIRE PROSPECTUS, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO IT, PARTICULARLY THE SECTION ENTITLED "RISKS" AND THE STATEMENT OF ADDITIONAL INFORMATION.



The Fund..........................................  Neuberger Berman Income Opportunity Fund Inc.
                                                    ("Fund") is a newly organized, non-diversified,
                                                    closed-end management investment company. See "The
                                                    Fund."

The Offering......................................  The Fund is offering       shares of common stock
                                                    at $15.00 per share through a group of
                                                    underwriters (the "Underwriters") led by Citigroup
                                                    Global Markets Inc., Advest, Inc., Janney
                                                    Montgomery Scott LLC, Legg Mason Wood Walker,
                                                    Incorporated and Stifel, Nicolaus & Company,
                                                    Incorporated. The shares of common stock are
                                                    called "Common Shares" in the rest of this
                                                    Prospectus. You must purchase at least 100 Common
                                                    Shares ($1,500) in order to participate in the
                                                    offering. The Fund has given the Underwriters an
                                                    option to purchase up to       additional Common
                                                    Shares to cover orders in excess of       Common
                                                    Shares. Neuberger Berman Management Inc. ("NB
                                                    Management") has agreed to pay organizational
                                                    expenses and Common Share offering costs of the
                                                    Fund (other than the sales load) that exceed $0.03
                                                    per Common Share. See "Underwriting."

Investment Objectives.............................  The Fund's primary investment objective is high current income; capital appreciation is a
                                                    secondary investment objective. There can be no
                                                    assurance that the Fund's investment objectives
                                                    will be achieved. The investment objectives and,
                                                    unless otherwise specified, the investment
                                                    policies and limitations of the Fund are not
                                                    fundamental. Any investment objective, policy or
                                                    limitation that is not fundamental may be changed
                                                    by the Fund's board of directors (the "Board" or
                                                    the "Board of Directors") without stockholder
                                                    approval. See "The Fund's Investments."
Investment Strategies.............................  Under normal market conditions, the Fund:
                                                    -  will invest at least 80% of its total assets in
                                                       a combination of (1) high-yield corporate debt
                                                       securities rated, at the time of investment,
                                                       below investment grade--i.e., rated Ba or lower
                                                       by Moody's Investors Service, Inc. ("Moody's")
                                                       or BB or lower by Standard & Poor's
                                                       Corporation, a division of The McGraw-Hill
                                                       Companies ("S&P"), or, if unrated by either of
                                                       those entities, determined by NB Management to
                                                       be of comparable quality, and
                                                       (2) income-producing common equity securities,
                                                       preferred equity securities, securities
                                                       convertible into equity securities and
                                                       non-convertible debt securities issued by real
                                                       estate companies (including real estate
                                                       investment trusts ("REITs")); and
                                                    -  may invest up to 20% of its total assets in
                                                       other debt and equity securities and money
                                                       market instruments.

                                                    While the proportions of high-yield and real
                                                    estate company securities will change over time to
                                                    reflect NB Management's evaluation of the markets,
                                                    the Fund will, under normal market conditions,
                                                    always invest at least 20% of its total assets in
                                                    high-yield corporate debt securities and at least
                                                    20% of its total assets in securities of Real
                                                    Estate Companies.
                                                    With respect to investments in high-yield
                                                    corporate debt securities, the Fund expects, in
                                                    current market conditions, to focus its investment
                                                    in high-yield corporate debt securities in the
                                                    middle to high end of the non-investment grade
                                                    spectrum. However, the Fund may invest in the
                                                    lower portions of the spectrum as Neuberger Berman
                                                    deems appropriate. Below investment grade quality
                                                    debt securities (also called high-yield
                                                    securities) are commonly referred to as "junk
                                                    bonds."
                                                    With respect to investments in securities of Real
                                                    Estate Companies, the Fund anticipates that, in
                                                    current market conditions, it will invest
                                                    primarily in "equity-oriented" REITs, which invest
                                                    the majority of their assets directly in real
                                                    property and derive their income primarily from
                                                    rents.
                                                    A "Real Estate Company" is a company that
                                                    generally derives at least 50% of its revenue from
                                                    the ownership, construction, financing, management
                                                    and/or sale of commercial, industrial and/ or
                                                    residential real estate (or has at least 50% of
                                                    its assets invested in such real estate). REITs
                                                    are considered to be Real Estate Companies.
                                                    An Asset Allocation Committee will periodically
                                                    allocate assets between a high-yield corporate
                                                    debt security asset class and a real estate
                                                    company security asset class based on an analysis
                                                    of relative historic and projected sector spreads
                                                    and total returns--e.g., the differences in yield
                                                    between these asset classes, adjusted to reflect
                                                    the Asset Allocation Committee's conclusions about
                                                    their relative levels of risk. This analysis will
                                                    be dependent upon a review of a variety of
                                                    economic factors and expected rates of return,
                                                    such as projected interest rate movements,
                                                    industry cycles, volatility forecasts and secular
                                                    and political trends. The Fund will seek to
                                                    benefit as well from opportunistic, tactical asset
                                                    allocation as values shift between these
                                                    income-producing asset classes.
                                                    Additionally, under normal market conditions, the
                                                    Fund:
                                                    -  Will not invest more than 10% of its total
                                                       assets in securities of any single issuer.
                                                    -  Will not invest more than 15% of its total
                                                       assets in illiquid securities.
                                                    -  May invest up to 25% of its total assets in
                                                       securities of issuers in industrialized
                                                       countries other than the United States, which
                                                       may be denominated in currencies other than the
                                                       U.S. dollar.
                                                    The Fund may, for cash management purposes, during
                                                    a reasonable start-up period following this
                                                    offering and any offering

                                                    of Preferred Shares, or for defensive purposes,
                                                    temporarily hold all or a substantial portion of
                                                    its assets in cash, in short-term money market
                                                    instruments, including shares of money market
                                                    funds that are managed by Neuberger Berman, or in
                                                    debt securities. A reasonable start-up period
                                                    following any offering would not be expected to
                                                    exceed three months. See "The Fund's Investments"
                                                    and "Risks."
Leverage..........................................  The Fund may use leverage through the issuance of
                                                    Preferred Shares, or through borrowings, in an
                                                    aggregate amount of up to approximately 33% of the
                                                    Fund's capital after such issuance or borrowing.
                                                    The Fund also may add leverage to the portfolio by
                                                    borrowing or utilizing derivative instruments such
                                                    as reverse repurchase agreements. For purposes of
                                                    this Prospectus, the Fund's capital means the
                                                    total assets of the Fund less all liabilities and
                                                    indebtedness not representing Preferred Shares or
                                                    other senior securities. There is no assurance
                                                    that the Fund will issue Preferred Shares or
                                                    engage in borrowings.
                                                    Subject to approval of the Fund's Board of
                                                    Directors in light of market conditions and other
                                                    factors, approximately one to three months after
                                                    completion of this offering, the Fund currently
                                                    intends to offer Preferred Shares representing
                                                    approximately 33% of the Fund's capital after
                                                    their issuance. The liquidation preference of the
                                                    Preferred Shares is not considered a liability or
                                                    permanent equity. The issuance of Preferred Shares
                                                    will leverage your investment in Common Shares.
                                                    Leverage involves special risks. There is no
                                                    assurance that the Fund will issue Preferred
                                                    Shares or that, if issued, the Fund's leveraging
                                                    strategy will be successful. The Fund cannot
                                                    assure you that the issuance of Preferred Shares
                                                    or the use of other forms of leverage will result
                                                    in a higher yield on your Common Shares.
                                                    The Fund expects that any Preferred Shares (or
                                                    other securities used for leverage) issued will be
                                                    rated in the highest rating category by one or
                                                    more nationally recognized statistical ratings
                                                    organizations (each a "rating agency") and will
                                                    have short-term interest or dividend rates that
                                                    are expected, in current market conditions, to be
                                                    lower than the yields on the additional high-yield
                                                    corporate debt securities or Real Estate Company
                                                    securities that the Fund would purchase with the
                                                    proceeds of the leverage. So long as the net rate
                                                    of return on the Fund's investments purchased with
                                                    the proceeds of the leverage exceeds the interest
                                                    or dividend rate payable on the leverage, plus
                                                    associated expenses, such excess return will be
                                                    available to pay higher dividends to holders of
                                                    the Fund's Common Shares ("Common Stockholders").
                                                    If not, the issuance of leverage could reduce the
                                                    return to Common Stockholders.
                                                    Under the Investment Company Act of 1940, as
                                                    amended (the "1940 Act"), the Fund may issue
                                                    Preferred Shares so long as after their issuance
                                                    their liquidation preference, plus the aggregate
                                                    amount of senior securities representing
                                                    indebtedness, does not

                                                    exceed 50% of the Fund's capital, including the
                                                    amounts obtained through leverage. Under the 1940
                                                    Act, the Fund may borrow money or issue debt
                                                    securities in amounts up to 33 1/3% of the Fund's
                                                    capital, including the amounts obtained through
                                                    leverage. The guidelines of rating agencies that
                                                    issue ratings on the Preferred Shares may impose
                                                    asset coverage or portfolio composition
                                                    requirements on the Fund that are more stringent
                                                    than those imposed on the Fund by the 1940 Act.
                                                    During periods in which the Fund is using
                                                    leverage, the fees paid to NB Management will be
                                                    higher than if the Fund did not use leverage
                                                    because the fees paid will be calculated on the
                                                    basis of the Fund's Managed Assets (as defined
                                                    below), which include the proceeds from the
                                                    issuance of Preferred Shares. Therefore, NB
                                                    Management has a financial incentive for the Fund
                                                    to utilize leverage, which may create a conflict
                                                    of interest between NB Management and the Common
                                                    Stockholders. The Fund will pay, and the Common
                                                    Stockholders will bear, any costs and expenses
                                                    relating to the issuance and maintenance of
                                                    Preferred Shares.
                                                    The net asset value of the Common Shares will be
                                                    reduced by the underwriting fees and issuance
                                                    costs of any Preferred Shares or other forms of
                                                    leverage. Once Preferred Shares are issued and/or
                                                    other forms of leverage are used, the net asset
                                                    value and market price of the Common Shares and
                                                    the yield to Common Stockholders will be more
                                                    volatile. See "Use of Leverage," "Description of
                                                    Shares--Preferred Shares" and "Risks--Risk of
                                                    Leverage."
Interest Rate Transactions........................  In connection with the Fund's anticipated use of leverage, the Fund may seek to hedge the interest
                                                    rate risks associated with the leverage through
                                                    interest rate swaps, caps or other derivative
                                                    transactions. These transactions involve
                                                    investment techniques and risks different from
                                                    those associated with portfolio transactions in
                                                    high-yield corporate debt securities or securities
                                                    of Real Estate Companies. There is no assurance
                                                    that any interest rate hedging transactions, if
                                                    undertaken, will be successful and such
                                                    transactions may adversely affect the Fund's
                                                    achievement of its investment objectives and could
                                                    enhance or harm the overall performance of the
                                                    Fund. See "Use of Leverage" and "Interest Rate
                                                    Transactions."
Dividend Distributions on Common Shares...........  The Fund intends to distribute its net investment income on a monthly basis and to distribute at
                                                    least annually any net capital gains realized
                                                    during the year.
                                                    The initial dividend is expected to be declared
                                                    approximately 45 days, and paid approximately 60
                                                    to 90 days, from the completion of this offering
                                                    of Common Shares, depending on market conditions
                                                    and operations.
                                                    Unless you elect to receive distributions in cash,
                                                    all of your distributions will be automatically
                                                    reinvested in additional Common Shares under the
                                                    Fund's Dividend Reinvestment Plan.

                                                    The Fund intends to seek exemptive relief from the
                                                    SEC to permit it to adopt a managed dividend
                                                    policy ("Managed Dividend Policy"). Pursuant to a
                                                    Managed Dividend Policy, the Fund could make
                                                    regular cash distributions to Common Stockholders,
                                                    at a fixed rate per Common Share or at a fixed
                                                    percentage of its net asset value, that may
                                                    include periodic distributions of net long- and
                                                    short-term capital gains or, in certain instances,
                                                    return of capital. There is no assurance that the
                                                    Fund will be able to obtain the necessary
                                                    exemptive relief.
                                                    Prior to receiving exemptive relief for a Managed
                                                    Dividend Policy and commencing with the Fund's
                                                    first dividend, the Fund intends to make regular
                                                    monthly cash distributions to Common Stockholders
                                                    at a fixed rate per Common Share based on the
                                                    projected performance of the Fund, subject to
                                                    adjustment from time to time ("Level-Rate Dividend
                                                    Policy"). The Level-Rate Dividend Policy may
                                                    require certain distributions to be
                                                    recharacterized as a return of capital. If the
                                                    Fund receives the exemptive relief described above
                                                    and the Board determines to adopt a Managed
                                                    Dividend Policy, the Fund would terminate its
                                                    Level-Rate Dividend Policy.
                                                    The dividend rate that the Fund pays on its Common
                                                    Shares will depend on a number of factors,
                                                    including dividends payable on the Preferred
                                                    Shares, if any, and interest and required
                                                    principal payments on borrowings, if any. As
                                                    portfolio and market conditions change, the rate
                                                    of dividends on the Common Shares and the Fund's
                                                    dividend policy could be adjusted upward or
                                                    downward from time to time.
                                                    See "Distributions" and "Dividend Reinvestment
                                                    Plan."
Neuberger Berman..................................  NB Management will serve as the investment manager of the Fund. Subject to the general supervision of
                                                    the Fund's Board, NB Management is responsible for
                                                    managing, either directly or through others
                                                    selected by it, the investment activities of the
                                                    Fund and the Fund's business affairs and other
                                                    administrative matters. NB Management will receive
                                                    a fee, payable monthly, in a maximum annual amount
                                                    equal to 0.85% of the Fund's average daily total
                                                    assets minus liabilities other than the aggregate
                                                    indebtedness entered into for purposes of leverage
                                                    ("Managed Assets"). The liquidation preference of
                                                    the Preferred Shares is not considered a liability
                                                    or permanent equity. NB Management has
                                                    contractually agreed to waive a portion of the
                                                    management fees it is entitled to receive from the
                                                    Fund at the annual rate of 0.25% of the Fund's
                                                    average daily Managed Assets from the commencement
                                                    of operations through October 31, 2008, and at a
                                                    declining rate thereafter through October 31,
                                                    2011.
                                                    NB Management will retain Neuberger Berman, LLC to
                                                    serve as the Fund's sub-adviser (collectively, the
                                                    investment manager and the sub-adviser are
                                                    referred to as "Neuberger Berman"), responsible
                                                    for providing investment recommendations and
                                                    research. NB Management (and not the Fund) will
                                                    pay a portion
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                                       5
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
                                                    of the fees it receives to Neuberger Berman, LLC
                                                    in return for its services.
                                                    As of March 31, 2003, Neuberger Berman and its
                                                    affiliates had $56.3 billion in total assets under
                                                    management and continue an asset management
                                                    history that began in 1939.
Listing and Symbol................................  The Common Shares of the Fund have been approved for listing on the American Stock Exchange
                                                    ("AMEX"). The symbol of the Common Shares will be
                                                    "NOX." See "Description of Shares--Common Shares."
Custodian and Transfer Agent......................  State Street Bank and Trust Company will serve as custodian of the Fund's assets. The Bank of New
                                                    York will serve as the Fund's transfer agent. See
                                                    "Custodian and Transfer Agent."
Special Risk Considerations.......................  NEWLY ORGANIZED. The Fund is a newly organized, non-diversified, closed-end management investment
                                                    company with no history of operations or history
                                                    of public trading.
                                                    INVESTMENT RISK. An investment in the Fund is
                                                    subject to investment risk, including the possible
                                                    loss of the entire amount that you invest.
                                                    STOCK MARKET RISK. Your Common Shares at any point
                                                    in time may be worth less than what you initially
                                                    invested, even after taking into account the
                                                    reinvestment of Fund dividends and other
                                                    distributions. A portion of your investment in
                                                    Common Shares will represent an indirect
                                                    investment in real estate company securities and
                                                    high-yield corporate debt securities owned by the
                                                    Fund, substantially all of which are traded on a
                                                    national securities exchange or in
                                                    over-the-counter markets. The value of the Fund's
                                                    portfolio securities will fluctuate, sometimes
                                                    rapidly and unpredictably. The Fund currently
                                                    intends to utilize leverage, which magnifies stock
                                                    market risk. See "Use of Leverage" and
                                                    "Risks--Stock Market Risk."
                                                    RISKS OF BELOW INVESTMENT GRADE QUALITY
                                                    SECURITIES. Below investment grade quality debt
                                                    securities (also called high-yield securities) are
                                                    commonly referred to as "junk bonds." Below
                                                    investment grade quality securities are considered
                                                    predominantly speculative with respect to an
                                                    issuer's capacity to pay interest and repay
                                                    principal and are susceptible to default or
                                                    decline in market value due to real or perceived
                                                    adverse economic and business developments
                                                    relating to the issuer or the industry in general.
                                                    The market value of these securities tends to be
                                                    volatile. Issuers of below investment grade
                                                    quality debt securities may be highly leveraged
                                                    and may not have available to them more
                                                    traditional methods of financing. Below investment
                                                    grade quality securities are less liquid than
                                                    investment grade securities. There are fewer
                                                    dealers in the market for high-yield securities
                                                    than for investment grade securities. The prices
                                                    quoted by different dealers may vary significantly
                                                    and the spread between the bid and asked price is
                                                    generally much higher than for high-quality
                                                    instruments. Under adverse market or economic
                                                    conditions, the secondary market for
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
                                                    high-yield securities may contract further,
                                                    independent of any specific adverse changes in the
                                                    condition of a particular issuer, and these
                                                    instruments may become illiquid. As a result, the
                                                    Fund could find it more difficult to sell these
                                                    securities or may be able to sell the securities
                                                    only at prices lower than if such securities were
                                                    widely traded. Prices realized upon the sale of
                                                    such lower-rated or unrated securities under these
                                                    circumstances may be less than the prices used in
                                                    calculating the Fund's net asset value. See
                                                    "Risks--Risks of Investing in Below Investment
                                                    Grade Quality Securities."
                                                    INTEREST RATE RISK. Interest rate risk is the risk
                                                    that fixed-income investments such as preferred
                                                    stocks and debt securities, and to a lesser extent
                                                    dividend-paying common stocks such as REIT common
                                                    shares, will decline in value because of changes
                                                    in interest rates. When market interest rates
                                                    rise, the market value of such securities
                                                    generally will fall. Generally, the longer the
                                                    maturity of a fixed-income security, the more its
                                                    value falls in response to a given rise in
                                                    interest rates. The Fund's investment in such
                                                    securities means that the net asset value and
                                                    market price of Common Shares will tend to decline
                                                    if market interest rates rise. Since interest
                                                    rates are at historical lows, it is likely that
                                                    they will rise in the near future. The Fund
                                                    currently intends to utilize leverage, which
                                                    magnifies the interest rate risks. See "Risks--
                                                    Interest Rate Risk."
                                                    CALL RISK. Some debt securities allow the issuer
                                                    to call them for early repayment. Issuers of such
                                                    securities will often call them when interest
                                                    rates are low. To the extent this occurs, the Fund
                                                    may not benefit fully from the increase in market
                                                    value that other debt securities experience when
                                                    rates decline. In addition, the Fund likely would
                                                    have to reinvest the proceeds of the payoff at
                                                    current yields, which are lower than those paid by
                                                    the callable security that was paid off.
                                                    EXTENSION RISK. During periods of rising interest
                                                    rates, the average life of certain types of
                                                    securities may be extended because of slower than
                                                    expected principal payments. This may lock in a
                                                    below-market interest rate, increase the
                                                    security's duration and reduce the value of the
                                                    security.
                                                    CREDIT RISK. Credit risk is the risk that an
                                                    issuer of a debt security, or the counterparty to
                                                    a derivative contract or other obligation, becomes
                                                    unwilling or unable to meet its obligation to make
                                                    interest and principal payments when due. In
                                                    general, lower-rated debt securities carry a
                                                    greater degree of credit risk. If rating agencies
                                                    lower their ratings of debt securities in the
                                                    Fund's portfolio, the value of those obligations
                                                    could decline, which could negatively impact the
                                                    rating agencies' ratings of any Preferred Shares
                                                    and increase the dividend rate that the Fund must
                                                    pay on Preferred Shares. Even if an issuer does
                                                    not actually default, adverse changes in the
                                                    issuer's financial condition, management
                                                    performance or financial leverage or a reduced
                                                    demand for the issuer's goods and services may
                                                    negatively affect its credit rating
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                                       7
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
                                                    or presumed creditworthiness. These developments
                                                    would adversely affect the market value of the
                                                    issuer's obligations and, correspondingly, the net
                                                    asset value of the Fund. See "Risks--Credit Risk."
                                                    INFLATION RISK. Inflation risk is the risk that
                                                    the value of assets or income from the Fund's
                                                    investments will be worth less in the future as
                                                    inflation decreases the value of payments at
                                                    future dates.
                                                    DEFLATION RISK. Deflation risk is the risk that
                                                    prices throughout the economy decline over
                                                    time--the opposite of inflation. Deflation may
                                                    have an adverse affect on the creditworthiness of
                                                    issuers and may make issuer default more likely,
                                                    which may result in a decline in the value of the
                                                    Fund's portfolio.
                                                    REINVESTMENT RISK. Income from the Fund's
                                                    investments in high-yield corporate debt
                                                    securities and securities of Real Estate Companies
                                                    will decline if and when the Fund invests the
                                                    proceeds from matured, traded or called debt
                                                    securities at market interest rates that are below
                                                    the Fund's current earnings rate. A decline in
                                                    income could affect the Common Shares' market
                                                    price or their overall return.
                                                    CONVERTIBLE SECURITY RISK. Convertible securities
                                                    generally offer lower interest or dividend yields
                                                    than non-convertible fixed-income securities of
                                                    similar credit quality because of the potential
                                                    for capital appreciation. The market values of
                                                    convertible securities tend to decline as interest
                                                    rates increase and, conversely, to increase as
                                                    interest rates decline. However, a convertible
                                                    security's market value also tends to reflect the
                                                    market price of the common stock of the issuing
                                                    company, particularly when that stock price is
                                                    greater than the convertible security's
                                                    "conversion price." The conversion price is
                                                    defined as the predetermined price or exchange
                                                    ratio at which the convertible security can be
                                                    converted or exchanged for the underlying common
                                                    stock. As the market price of the underlying
                                                    common stock declines below the conversion price,
                                                    the price of the convertible security tends to be
                                                    increasingly influenced more by the yield of the
                                                    convertible security. Thus, it may not decline in
                                                    price to the same extent as the underlying common
                                                    stock. In the event of a liquidation of the
                                                    issuing company, holders of convertible securities
                                                    would be paid before that company's common
                                                    stockholders. Consequently, an issuer's
                                                    convertible securities generally entail less risk
                                                    than its common stock. However, convertible
                                                    securities fall below debt obligations of the same
                                                    issuer in order of preference or priority in the
                                                    event of a liquidation and are typically unrated
                                                    or rated lower than such debt obligations. See
                                                    "Risks--Convertible Security Risk."
                                                    RISKS OF ZERO COUPON SECURITIES, PAY-IN-KIND
                                                    SECURITIES AND DISCOUNT OBLIGATIONS. Zero coupon
                                                    securities are generally more sensitive to changes
                                                    in interest rates than debt obligations of
                                                    comparable maturities that make current interest
                                                    payments. This
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                                       8
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
                                                    means that when interest rates fall, the value of
                                                    zero coupon securities rises more rapidly than
                                                    securities paying interest on a current basis.
                                                    However, when interest rates rise, their value
                                                    falls more dramatically. Other discount
                                                    obligations and pay-in-kind securities also are
                                                    subject to greater fluctuations in market value in
                                                    response to changing interest rates than debt
                                                    securities of comparable maturities that make
                                                    current distributions of interest in cash. Because
                                                    federal tax law requires that accrued original
                                                    issue discount and "interest" on pay-in-kind
                                                    securities be included currently in the Fund's
                                                    income, the Fund might be required to distribute
                                                    as a dividend an amount that is greater than the
                                                    total amount of cash it actually receives.
                                                    RISKS OF SECURITIES OF REAL ESTATE COMPANIES.
                                                    Although the values of the securities of Real
                                                    Estate Companies reflect the perceived operating
                                                    values of these companies and do not always move
                                                    in tandem with the prices of real estate assets,
                                                    because the Fund concentrates a portion of its
                                                    assets in the real estate industry, your
                                                    investment in the Fund may be closely linked to
                                                    the performance of the real estate markets.
                                                    Property values may fall due to increasing
                                                    vacancies or declining rents resulting from
                                                    economic, legal, cultural or technological
                                                    developments.
                                                    Values of the securities of Real Estate Companies
                                                    may fall, among other reasons, because of the
                                                    failure of borrowers from such Real Estate
                                                    Companies to pay their loans or because of poor
                                                    management of the real estate properties owned by
                                                    such Real Estate Companies. Many Real Estate
                                                    Companies, including REITs, utilize leverage (and
                                                    some may be highly leveraged), which increases
                                                    investment risk and could adversely affect a Real
                                                    Estate Company's operations and market value in
                                                    periods of rising interest rates. Since interest
                                                    rates are at historical lows, it is likely that
                                                    they will rise in the near future. Restrictions
                                                    contained in the agreements under which many Real
                                                    Estate Companies borrow money from banks and other
                                                    lenders may affect a Real Estate Company's ability
                                                    to operate effectively. Real estate risks may also
                                                    arise where Real Estate Companies fail to carry
                                                    adequate insurance, or where a Real Estate Company
                                                    may become liable for removal or other costs
                                                    related to environmental contamination. Real
                                                    Estate Companies may operate within particular
                                                    sectors of the real estate industry, such as
                                                    apartments, office and industrial, regional malls
                                                    and community centers, hotels and lodging and the
                                                    health care sector, that are subject to specific
                                                    sector-related risks.
                                                    Real Estate Companies tend to be small to
                                                    medium-sized companies. Real Estate Company
                                                    shares, like other smaller company shares, can be
                                                    more volatile than, and perform differently from,
                                                    larger company shares. Smaller Real Estate
                                                    Companies often have narrower markets and more
                                                    limited managerial and financial resources than
                                                    larger companies. There may be less trading in a
                                                    smaller company's shares, which means that buy and
                                                    sell transactions in those shares could have a
                                                    larger
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                                       9
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
                                                    impact on the share's price than is the case with
                                                    larger company shares.
                                                    REITs are subject to highly technical and complex
                                                    provisions in the Internal Revenue Code of 1986,
                                                    as amended (the "Code"). There is a possibility
                                                    that a REIT may fail to qualify for pass-through
                                                    income tax treatment under the Code or may fail to
                                                    maintain exemption from registration under the
                                                    1940 Act, either of which could adversely affect
                                                    the operations of such REIT. See "Risks--Risks of
                                                    Securities of Real Estate Companies."
                                                    Terrorist incidents can adversely affect the value
                                                    of a property or an entire area substantially and
                                                    unexpectedly. These incidents can also disrupt or
                                                    depress the economy, business, and tourism, which
                                                    may adversely affect the value of properties in
                                                    particular industries, e.g., hotels and retail
                                                    establishments. Higher insurance costs may
                                                    adversely affect Real Estate Companies, and
                                                    certain Real Estate Companies may be unable to
                                                    obtain certain kinds of insurance.
                                                    ILLIQUIDITY RISK. The Fund may invest up to 15% of
                                                    its total assets in securities that are illiquid
                                                    at the time of investment, which means a security
                                                    that cannot be sold within seven days at a price
                                                    that approximates the price at which the Fund is
                                                    carrying it. Illiquid securities may trade at a
                                                    discount from more liquid investments that are
                                                    otherwise comparable, and may be subject to wider
                                                    and more rapid fluctuations in market value.
                                                    Illiquid securities are more difficult to value.
                                                    Also, the Fund may not be able to dispose of
                                                    illiquid securities when that would be beneficial
                                                    at a favorable time or price.
                                                    FOREIGN SECURITIES RISK. The prices of foreign
                                                    securities may be affected by factors not present
                                                    with securities traded in U.S. markets, including
                                                    currency exchange rates, foreign political,
                                                    social, diplomatic and economic conditions, less
                                                    stringent regulation of issuers, securities
                                                    markets and market participants, and higher
                                                    volatility. Withholding and other non-U.S. taxes
                                                    may also decrease the Fund's return. As a result,
                                                    many foreign securities may be less liquid and
                                                    more volatile than U.S. securities. To help
                                                    control this risk, the Fund will invest in foreign
                                                    issuers located only in industrialized countries.
                                                    See "Risks--Foreign Securities Risk."
                                                    MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed
                                                    securities may have less potential for capital
                                                    appreciation than comparable fixed-income
                                                    securities, due to the likelihood of increased
                                                    prepayments of mortgages as interest rates
                                                    decline. In a rising interest rate environment,
                                                    the value of mortgage-backed securities may be
                                                    adversely affected when payments on underlying
                                                    mortgages do not occur as anticipated, resulting
                                                    in the extension of the security's effective
                                                    maturity and the related increase in interest rate
                                                    sensitivity of a longer-term instrument. In
                                                    certain instances, the credit risk can be reduced
                                                    by third-party guarantees or other forms of credit
                                                    support.
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                                       10
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
                                                    MANAGEMENT RISK. The Fund is subject to management
                                                    risk because it is an actively managed investment
                                                    portfolio. Neuberger Berman, the Asset Allocation
                                                    Committee and the portfolio management staff will
                                                    apply investment techniques and risk analyses in
                                                    making investment decisions for the Fund, but
                                                    there can be no guarantee that these will produce
                                                    the desired results.
                                                    RISK OF LEVERAGE. The Fund's anticipated use of
                                                    leverage will likely result in greater volatility
                                                    of the net asset value and market price of Common
                                                    Shares because changes in the value of the Fund's
                                                    portfolio investments, including investments
                                                    purchased with the proceeds of the leverage, are
                                                    borne entirely by the Common Stockholders, as the
                                                    aggregate principal amount or the aggregate
                                                    liquidation preference associated with any
                                                    leverage will have a senior claim on the assets of
                                                    the Fund. Common Share income may fall if the
                                                    financing costs of the leverage increase and may
                                                    fluctuate as those financing costs vary. The use
                                                    of leverage will increase the operating cost of
                                                    the Fund, which may reduce the Fund's total
                                                    return. The costs of using leverage are borne
                                                    entirely by the Fund's Common Stockholders.
                                                    The Fund may be subject to certain restrictions on
                                                    investments imposed by guidelines of one or more
                                                    rating agencies that may issue ratings for the
                                                    preferred shares or short-term debt instruments
                                                    issued by the Fund. These guidelines may impose
                                                    asset coverage or portfolio composition
                                                    requirements that are more stringent than those
                                                    imposed by the 1940 Act. Certain types of
                                                    borrowing may also result in the Fund being
                                                    subject to covenants in credit agreements,
                                                    including those relating to asset coverage,
                                                    borrowing base and portfolio composition
                                                    requirements and additional covenants that may
                                                    affect the Fund's ability to pay dividends and
                                                    distributions on Common Shares in certain
                                                    instances.
                                                    Because the fees received by NB Management are
                                                    based on the Managed Assets of the Fund (including
                                                    the proceeds of any leverage), NB Management has a
                                                    financial incentive for the Fund to utilize
                                                    leverage, which may create a conflict of interest
                                                    between NB Management and the Common Stockholders.
                                                    See "Risks--Risk of Leverage."
                                                    DERIVATIVES RISK. Derivatives are financial
                                                    contracts whose value depends on, or is derived
                                                    from, the value of an underlying asset, reference
                                                    rate or index (or relationship between two
                                                    indexes). The Fund may invest in a variety of
                                                    derivative instruments, such as options, futures
                                                    contracts and swap agreements, and may engage in
                                                    short sales for hedging purposes or to seek to
                                                    enhance its returns. The Fund may use derivatives
                                                    as a substitute for taking a position in an
                                                    underlying high-yield security or other asset
                                                    and/or as part of a strategy designed to reduce
                                                    exposure to other risks, such as interest rate
                                                    risk. The Fund also may use derivatives to add
                                                    leverage to the portfolio. The Fund's use of
                                                    derivative instruments involves risks different
                                                    from, and possibly greater than, the risks
                                                    associated with investing directly in securities
                                                    and
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
                                                    other traditional investments. Derivatives are
                                                    subject to a number of risks described elsewhere
                                                    in this prospectus, such as illiquidity risk,
                                                    interest rate risk, credit risk, leverage risk,
                                                    and management risk. They also involve the risk of
                                                    mispricing or improper valuation and the risk that
                                                    changes in the value of the derivative may not
                                                    correlate perfectly with the underlying asset,
                                                    rate or index. If the Fund invests in a derivative
                                                    instrument, it could lose more than the principal
                                                    amount invested. The use of derivatives also may
                                                    increase the amount of taxes payable by Common
                                                    Stockholders. Also, suitable derivative
                                                    transactions may not be available in all
                                                    circumstances and there can be no assurance that
                                                    the Fund will engage in these transactions to
                                                    reduce exposure to other risks when that would be
                                                    beneficial.
                                                    INTEREST RATE TRANSACTIONS RISK. If the Fund
                                                    enters into interest rate hedging transactions, a
                                                    decline in interest rates may result in a decline
                                                    in the net amount receivable (or increase the net
                                                    amount payable) by the Fund under the hedging
                                                    transaction, which could result in a decline in
                                                    the net asset value of the Common Shares. See
                                                    "Interest Rate Transactions" and "Risks--Interest
                                                    Rate Transactions Risk."
                                                    MARKET PRICE DISCOUNT FROM NET ASSET VALUE OF
                                                    SHARES. The Fund has been structured as a
                                                    closed-end management investment company because
                                                    (unlike open-end mutual funds) (i) the securities
                                                    of closed-end funds are not redeemable, which
                                                    enables NB Management to invest substantially all
                                                    of the Fund's assets in pursuit of the Fund's
                                                    investment objectives and (ii) closed-end funds
                                                    have greater flexibility in the utilization of
                                                    leverage. Nonetheless, shares of closed-end
                                                    management investment companies frequently trade
                                                    at a discount from their net asset value. This
                                                    characteristic is separate and distinct from the
                                                    risk that the Fund's net asset value could
                                                    decrease as a result of its investment activities
                                                    and may be a greater risk to investors expecting
                                                    to sell their shares relatively soon after
                                                    completion of this offering. The Fund cannot
                                                    predict the level of trading activity or whether
                                                    Common Shares will trade at, above or below net
                                                    asset value. The Common Shares are designed
                                                    primarily for long-term investors, and you should
                                                    not view the Fund as a vehicle for trading
                                                    purposes. See "Risks--Market Price Discount from
                                                    Net Asset Value."
                                                    PORTFOLIO TURNOVER. Due to the limited duration of
                                                    the Fund's corporate debt security investments and
                                                    the need to sometimes change allocation between
                                                    security types and asset classes, the Fund may
                                                    have a high portfolio turnover rate. The Fund may
                                                    engage in active and frequent trading when
                                                    considered appropriate by NB Management, which may
                                                    result in increased transaction costs and realized
                                                    capital gains. Although in normal market
                                                    conditions the Fund does not expect that its
                                                    annual portfolio turnover rate will exceed 50%,
                                                    the Fund has not established any limit on the rate
                                                    of portfolio turnover. A higher portfolio turnover
                                                    rate results in correspondingly greater


                                       12
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
                                                    brokerage commissions and other transaction
                                                    expenses that are borne by the Fund. See "The
                                                    Fund's Investments--Investment Strategies and
                                                    Parameters of the Fund's Portfolio--Portfolio
                                                    Turnover."
                                                    TAX RISK. The Fund may invest in preferred
                                                    securities, convertible securities or other
                                                    securities the federal income tax treatment of
                                                    which may not be clear or may be subject to
                                                    recharacterization by the Internal Revenue
                                                    Service. It could be more difficult for the Fund
                                                    to comply with the tax requirements applicable to
                                                    regulated investment companies if the tax
                                                    characterization of the Fund's investments or the
                                                    tax treatment of the income from such investments
                                                    were successfully challenged by the Internal
                                                    Revenue Service. See "Tax Matters."
                                                    TERRORISM; EVENTS IN IRAQ. Some of the U.S.
                                                    securities markets were closed for a four-day
                                                    period as a result of the terrorist attacks on the
                                                    World Trade Center and Pentagon on September 11,
                                                    2001. These terrorist attacks, the war in Iraq and
                                                    its aftermath, the continuing occupation of Iraq
                                                    and other geopolitical events have led to, and may
                                                    in the future lead to, increased short-term market
                                                    volatility and may have long-term effects on U.S.
                                                    and world economies and markets. Those events
                                                    could also have an acute effect on individual
                                                    issuers or related groups of issuers. High-yield
                                                    securities tend to be more volatile than
                                                    higher-rated fixed-income securities so that these
                                                    events and any actions resulting from them may
                                                    have a greater impact on the prices and volatility
                                                    of high-yield securities than on higher-rated
                                                    fixed-income securities. A similar disruption of
                                                    financial markets or other terrorist attacks could
                                                    adversely affect Fund service providers and the
                                                    Fund's operations as well as interest rates,
                                                    secondary trading, credit risk, inflation and
                                                    other factors relating to the Common Shares. See
                                                    "Risks--Terrorism; Events in Iraq."
                                                    NON-DIVERSIFICATION RISK. The Fund is classified
                                                    as "non-diversified" under the 1940 Act. As a
                                                    result, it can invest a greater portion of its
                                                    assets in the securities of a single issuer than a
                                                    "diversified" fund. However, the Fund has adopted
                                                    a policy that it will not invest more than 10% of
                                                    its total assets in the securities of any one
                                                    issuer. Nonetheless, the Fund will be more
                                                    susceptible than a more widely diversified fund to
                                                    any single corporate, economic, political or
                                                    regulatory occurrence. See "The Fund's
                                                    Investments" and "Risks--Non-Diversified Status."
                                                    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of
                                                    Incorporation (the "Articles") and Bylaws include
                                                    provisions that could limit the ability of other
                                                    entities or persons to acquire control of the Fund
                                                    or convert the Fund to an open-end fund. These
                                                    provisions could have the effect of depriving the
                                                    Common Stockholders of opportunities to sell their
                                                    Common Shares at a price higher than the
                                                    then-current market price of the Common Shares.
                                                    See "Anti-Takeover and Other Provisions in the
                                                    Articles of Incorporation" and
                                                    "Risks--Anti-Takeover Provisions."
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                                       13
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                            SUMMARY OF FUND EXPENSES


    The table below and the expenses shown assume that the Fund utilizes leverage through the issuance of Preferred Shares in an amount equal to approximately 33% of the Fund's total assets (after their issuance), and show
Fund expenses as a percentage of net assets attributable to Common Shares.
Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no leverage is utilized by the Fund (such as will be the case prior to the Fund's currently expected issuance of Preferred Shares).



STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)....  4.50%
Expenses Borne by the Fund(1)(2)..................  0.20%
Dividend Reinvestment Plan Fees(3)................  None



                                                           PERCENTAGE OF NET
                                                         ASSETS ATTRIBUTABLE TO
                                                             COMMON SHARES
                                                           (ASSUMES PREFERRED
                                                        SHARES ARE ISSUED)(4)(5)
                                                    --------------------------------
ANNUAL EXPENSES
Management Fees...................................                       1.26%
Interest Payments on Borrowed Funds...............                       None
Other Expenses....................................                       0.30%
                                                          -------------------
Total Annual Expenses.............................                       1.56%
Fee Waiver and Expense Reimbursement (Fiscal Years
  1-6)(6).........................................                      (0.37)%
                                                          -------------------
Net Annual Expenses (Fiscal Years 1-6)(6).........                       1.19%
                                                          ===================


-------------------


(1) NB Management has agreed to pay organizational expenses and offering costs of the Common Shares of the Fund (other than the sales load) that exceed $0.03 per Common Share (0.20% of the Common Share offering price). These offering expenses include payment by the Fund to the Underwriters of $0.005 per Common Share as partial reimbursement of expenses incurred in connection with the offering.
(2) If the Fund offers Preferred Shares, costs of that offering, estimated to be approximately 1.36% of the total amount of the Preferred Share offering, will be borne immediately by Common Stockholders and will result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 33% of the Fund's total assets (after their issuance) these offering costs are estimated to be approximately $1,400,000 or $0.09 per Common Share (0.60% of the Common Share offering price).
(3) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."
(4) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that the Fund does not utilize any form of leverage, as would be the case, for instance, prior to the Fund's currently expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                     PERCENTAGE OF NET
                                                    ASSETS ATTRIBUTABLE
                                                     TO COMMON SHARES
                                                        (ASSUMES NO
                                                     PREFERRED SHARES
                                                       ARE ISSUED OR
                                                       OUTSTANDING)
                                                    -------------------
ANNUAL EXPENSES
Management Fees...................................             0.85%
Interest Payments on Borrowed Funds...............             None
Other Expenses....................................             0.15%
                                                        -----------
Total Annual Expenses.............................             1.00%
Fee Waiver and Expense Reimbursement (Fiscal Years
  1-6)(6).........................................            (0.25)%
Net Annual Expenses (Fiscal Years 1-6)(6).........             0.75%

(5) Although it currently appears likely that the Fund will issue Preferred Shares, in the event the Fund utilizes leverage through borrowings in an amount equal to 33% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fee would be 1.26%, Other Expenses would be 0.17%, Interest Payments on Borrowed Funds (assuming an interest rate of 5.00%, which interest rate is subject to change based on prevailing market conditions) would be 2.42%, Total Annual Expenses would be 3.85% and Total Annual Expenses Net of Fee Waiver and Expense Reimbursement would be 3.48%. Based on those expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $80, $149, $220 and $415, respectively.
(6) NB Management has contractually agreed to waive a portion of the management fee it is entitled to receive from the Fund at the annual rate of 0.25% of average daily Managed Assets from the commencement of operations through October 31, 2008; 0.19% thereafter through October 31, 2009; 0.13% thereafter through October 31, 2010; and 0.07% thereafter through October 31, 2011. NB Management has not agreed to waive any portion of its fees or expenses beyond October 31, 2011. Without the fee waiver, Total Annual Expenses would be estimated to be 1.56% of the average daily net assets attributable to Common Shares (assuming the issuance of the Preferred Shares) and 1.00% of the average daily net assets attributable to Common Shares (assuming no issuance of any Preferred Shares). Because the management and administrative fees are based on Managed Assets, the dollar amount of such fees will be higher when the Fund utilizes leverage. See "Management of the Fund."

    The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately 15 million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."


EXAMPLE:


    As required by SEC regulations, the following example illustrates the expenses (including the sales load of $45, estimated expenses of this offering of $2 and the estimated Preferred Share offering costs of $6 assuming Preferred Shares are issued representing 33% of the Fund's total assets (after issuance)) that you would pay on a $1,000 investment in Common Shares, assuming (1) Total Annual Expenses of 1.19% of net assets attributable to Common Shares in years 1 through 6, increasing to 1.56% in year 10 and (2) a 5% annual return:(1)



                                                  CUMULATIVE EXPENSES PAID FOR A PERIOD OF:
                                ------------------------------------------------------------------------------
                                    1 YEAR(2)          3 YEARS(2)          5 YEARS(2)          10 YEARS(2)
                                -----------------  ------------------  ------------------  -------------------
An investor would pay the
  following expenses on a
  $1,000 investment, assuming
  a 5% annual return
  throughout the periods......         $65                $89                 $115                $203


-------------------


(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.
(2) Assumes waiver of management fees at an annual rate of 0.25% of average daily Managed Assets in years 1 through 6, 0.19% in year 7, 0.13% in year 8 and 0.07% in year 9. NB Management has not agreed to waive any portion of its management fee beyond October 31, 2011. See "Management of the Fund." For purposes of this table, year 1 is assumed to be from commencement of operations through October 31, 2003.

                                    THE FUND

    The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on April 17, 2003 pursuant to Articles of Incorporation governed by the laws of the State of Maryland. As a newly organized entity, the Fund has no operating history or history of public trading. Its principal office is located at 605 Third Avenue, Second Floor, New York, New York 10158-0180, and its telephone number is 877-461-1899.


                                USE OF PROCEEDS

    The net proceeds of the offering of Common Shares will be approximately
$    ($    if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs (other than the sales load). The Fund will pay all of its organizational expenses and Common Share offering costs (other than the sales load) up to $0.03 per Common Share, and NB Management has agreed to pay all of the Fund's organizational expenses and Common Share offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds that are managed by Neuberger Berman.


                             THE FUND'S INVESTMENTS
INVESTMENT OBJECTIVES


    The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The investment objectives and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval.


INVESTMENT STRATEGIES AND PARAMETERS OF THE FUND'S PORTFOLIO

    Under normal market conditions, the Fund:


    -  will invest at least 80% of its total assets in a combination of
       (1) high-yield corporate debt securities rated, at the time of investment, below investment grade--i.e., rated Ba or lower by Moody's or BB or lower by S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies (including REITs); and

    - may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

    While the proportions of high-yield and Real Estate Company securities will change over time to reflect NB Management's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in high-yield corporate debt securities and at least 20% of its total assets in securities of Real Estate Companies.

    The Fund will not invest more than 10% of its total assets in the securities of any one issuer. The Fund may invest up to 25% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar. The Fund will not invest more than 15% of its total assets in illiquid securities.



    With respect to investments in high-yield corporate debt securities, the Fund expects, in current market conditions, to focus its investments in high-yield corporate debt securities in the middle to high-end of the non-investment grade spectrum. However, the Fund may invest in the lower portions of the spectrum as Neuberger Berman deems appropriate.



    With respect to investments in securities of Real Estate Companies, the Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.



    An Asset Allocation Committee will periodically allocate assets between a high-yield corporate debt security asset class and a real estate company security asset class based on an analysis of relative historic and projected sector spreads and total returns--E.G., the differences in yield between these sectors, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will be dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between these income-producing asset classes.



PORTFOLIO COMPOSITION


DEBT SECURITIES


    - HIGH-YIELD DEBT SECURITIES. High-yield debt securities are debt securities rated below investment grade (BB/Ba or the equivalent) or unrated debt securities deemed by NB Management to be of comparable quality. These securities typically offer investors higher yields than other fixed-income securities. The higher yields are justified by the weaker credit profiles of high-yield issuers as compared to investment grade issuers. Below investment grade quality debt securities are commonly referred to as "junk bonds." Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The issuers of these securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade issuers. Such issues may be in default or there may be present elements of danger with respect to principal or interest. In the event that one rating agency assigns an investment grade rating and another rating agency assigns a below investment grade rating to the same security, NB Management will determine which rating it considers more appropriate and categorize the security accordingly. For a description of security ratings, see Appendix B of the Statement of Additional Information.



       High-yield debt securities include debt obligations of all types issued by U.S and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security. The high-yield debt securities in which the Fund will invest may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate features. The Fund will invest in high-yield debt securities of a broad range of issuers and industries.



    - CORPORATE DEBT SECURITIES. Corporate debt securities are debt obligations issued by corporations and may include high-yield debt securities. Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a debt security is unsecured, it is known as a debenture. Holders of debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due to them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate debt securities may be fixed or floating, or the debt securities may be zero coupons. Interest on corporate debt securities is typically paid semi-annually and is fully taxable as ordinary income to the bondholder. Corporate debt securities contain elements of both interest-rate risk and credit risk. Corporate debt securities usually yield more than government or agency debt securities due to the presence of credit risk.


    - DEBT SECURITIES OF REAL ESTATE COMPANIES. Debt securities of Real Estate Companies in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. These securities may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits.

    - U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.


    If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "interest rate risk."


    REAL ESTATE COMPANIES. A Real Estate Company is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). The Fund may also invest in rights or warrants to purchase income-producing common and preferred securities of Real Estate Companies. REITs are considered to be Real Estate Companies.

    REITS. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests.

REITs historically have paid relatively high dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its primary investment objective of high current income.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.


    Substantially all of the equity securities of Real Estate Companies, including REITs, in which the Fund currently intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest in both publicly and privately-traded REITs.



    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.



    Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.



    ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon securities, pay-in-kind securities and discount obligations. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by the Fund as it accrues prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.


    COMMON EQUITY SECURITIES, PREFERRED EQUITY SECURITIES AND CONVERTIBLE SECURITIES. The Fund may invest in common equity securities, preferred equity securities and convertible securities.


    - COMMON EQUITY SECURITIES. Common equity securities are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common equity securities usually carry with them the right to vote and frequently an exclusive right to do so.



    - PREFERRED EQUITY SECURITIES. Preferred equity securities generally have a preference as to dividends and liquidation over an issuer's common equity securities but rank junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, dividends on preferred equity securities are payable only if declared by the issuer's board of directors. Preferred equity securities also may be subject to optional or mandatory redemption provisions. Preferred equity securities in which the Fund invests generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.


    - CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

    The relative investment in common stock, preferred stock and convertible securities are subject to market conditions at the time of such initial investment, the current market prices of such securities and Neuberger Berman's views on the marketplace for such securities. The Fund's portfolio composition can be expected to vary over time based on NB Management's assessment of market conditions.


    FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.


    U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.


    FOREIGN CURRENCY-DENOMINATED SECURITIES. Foreign currency-denominated securities are denominated in or indexed to foreign currencies, including
(1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and

(3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates and
(b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.


    Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

    Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

    Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

    AMERICAN DEPOSITARY RECEIPTS. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

    FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.


    OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.



    The Fund is not obligated to hedge its foreign currency exposure or to use options on foreign currencies and it makes no representation as to the availability, use or success of any such technique.



    ILLIQUID SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that at the time of purchase by the Fund are not readily marketable), which include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and that are not deemed to be liquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board of Directors has delegated to NB Management the day-to-day determination of the illiquidity of certain securities held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed NB Management to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.


    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.


    Illiquid securities will be priced at fair value as determined in good faith by NB Management acting pursuant to procedures adopted by the Board of Directors. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps NB Management deems advisable, if any, to protect liquidity.



    As discussed below under "Interest Rate Transactions," the Fund currently intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily. The Fund will not treat such amounts as illiquid for purposes of the 15% limitation on investments in illiquid securities.



    INDEXED SECURITIES. The Fund may invest in various securities that are intended to track broad-based, U.S. market indices, including Standard & Poor's Depository Receipts ("SPDRs"), Diamonds, Nasdaq-100 Shares and JPMorgan HYDIs ("HYDIs"). SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average ("DJIA") and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 Shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. HYDIs provide holders the ability to trade a liquid diversified basket of credits that is highly correlated with the JPMorgan Domestic High-Yield Index. HYDIs consist of 100 credit default swaps referencing a diversified pool of U.S. high-yield debt securities and allow holders to tailor their exposure in the U.S. high-yield market by credit quality and sector. SPDRs and Diamonds are listed on the AMEX. Nasdaq-100 Shares are listed on the NASDAQ Stock Market. HYDIs are traded in the over-the-counter market.


    Most indexed securities are short- to intermediate-term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

    SHORT SALES AND DERIVATIVES. The Fund will not enter into short sales or invest in derivatives, except for interest rate and foreign currency hedging purposes as described in this Prospectus in connection with interest rate swap and cap transactions, futures, options on futures, forward foreign currency contracts and options on forward currencies. See "Use of Leverage," "Interest Rate Transactions" and "The Fund's Investments--Forward Foreign Currency Contracts" and "The Fund's Investments--Options on Foreign Currencies."


    CASH POSITIONS. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of this offering and any offering of Preferred Shares, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of money market funds that are managed by Neuberger Berman or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objectives. A reasonable start-up period following any offering would not be expected to exceed three months.


    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which NB Management serves as investment manager ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

    Cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. When assets are invested in an Affiliated Money Market Fund, NB Management waives a portion of its investment advisory fee on the Fund equal to the advisory fee paid on those assets by the Affiliated Money Market Fund.


    SECURITIES LENDING. The Fund may lend its portfolio securities (principally to broker-dealers) when such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund may invest such cash collateral in Affiliated Money Market Funds, subject to the policies discussed above under "Cash Positions." (Because the collateral received by the Fund is not considered a part of Managed Assets for purposes of calculating the Fund's advisory fee, there is no waiver of the advisory fee for collateral invested in an Affiliated Money Market Fund.) The Fund will not lend portfolio securities representing more than one-third of its total assets.


    Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly, or if the Fund is prevented from disposing promptly of the collateral in the event the borrower defaults.


    PORTFOLIO TURNOVER. Due to the limited duration of the Fund's high-yield corporate debt security investments and the need to sometimes change allocation between security types and asset classes, the Fund may have a high portfolio turnover rate. The Fund may engage in active and frequent trading when considered appropriate by NB Management, which may result in increased transaction costs and realized capital gains. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of NB Management, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See "Tax Matters."


FUNDAMENTAL INVESTMENT POLICIES

    The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or
(ii) is less. See "Investment Objectives, Policies and Limitations" and "Investment Strategies, Techniques and Risks" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Shares--Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

    The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund's utilization of leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Stockholders or the Fund's ability to achieve its investment objectives.

NEUBERGER BERMAN'S APPROACH TO SECURITIES


    Neuberger Berman's approach to selecting high-yield corporate debt securities is based upon a belief that high-yield securities, as an asset class, offer the best risk adjusted returns of all fixed-income securities.



    - INDEPENDENT CREDIT ANALYSIS. Before a security becomes a portfolio holding, it is subjected to an independent credit analysis by the Fund's portfolio management group. The portfolio management group seeks to manage default risk and volatility in the high-yield market by focusing on corporate debt securities rated at least B3 by Moody's or B- by S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality. To manage interest rate risk, the portfolio management group concentrates on the intermediate portion of the yield curve by investing primarily in corporate debt securities with maturities of 10 years or less. The portfolio management group may change its focus with respect to credit quality and maturity criteria from time to time as it deems appropriate. Other characteristics they look for include: companies with a strong operating history; stable or growing cash flows; a management team committed to reducing leverage; and a solid asset base.



    - A BOTTOM-UP APPROACH TO PORTFOLIO CONSTRUCTION. After narrowing the current universe of approximately 2,000 high-yield corporate debt securities to potential investments that meet its credit quality and maturity criteria, the group uses a bottom-up fundamental analysis approach to select the 100-150 Fund holdings. In seeking to identify the best investments, they conduct a relative value analysis of issuers, emphasizing security selection over top-down sector management. Overall portfolio structure and risk exposure are controlled through diversification and portfolio analysis. The high-yield portion of the portfolio will be broadly invested in a large number of issuers and industries.



    - RISK MANAGEMENT AND SELL DISCIPLINE. Neuberger Berman's High Yield Fixed Income Group also tracks the portfolio's performance and portfolio statistics relative to the applicable benchmark index on a daily basis. By constantly monitoring its performance, they can determine if it is performing as expected. Each security in the portfolio is also monitored on a daily basis. The portfolio management group does not hesitate to sell when company, credit or market conditions warrant such action, but the group is not obligated to sell securities under any particular circumstances.


    Neuberger Berman's investment philosophy in selecting securities of Real Estate Companies is driven by:

    - an experienced portfolio management staff that believes in traditional on-site real estate analysis and frequent meetings with company management;

    - a distinct investment approach that combines fundamental securities analysis and direct real estate analysis with property sector diversification;

    - a disciplined valuation methodology that seeks attractively priced real estate securities relative to their historical growth rates and alternative property sectors; and

    - an investment strategy that seeks to develop a portfolio with a broad mix of real estate securities through quality stock selection and property sector allocation.

    Neuberger Berman focuses on quality of management, relative equity valuation levels within the real estate securities universe, and relative property sector performance expectations.

                                USE OF LEVERAGE


    Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Preferred Shares representing approximately 33% of the Fund's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Leverage involves special risks, and there is no assurance that the Fund's leveraging strategies will be successful. The timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Directors. If the Fund issues Preferred Shares, costs of that offering will effectively be borne by Common Stockholders and result in a reduction of the paid-in capital attributable to the Common Shares. See "Summary of Fund

Expenses" above. The Fund expects to invest the net proceeds of the Preferred Shares according to the investment program described in this Prospectus.


    The Preferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the proceeds of the Preferred Shares (minus associated expenses) are invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after taking expenses into consideration), the leverage will allow Common Stockholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term interest rates rise substantially after the issuance of the Preferred Shares, the Preferred Share dividend rate could approach or exceed the acquisition yield on portfolio securities held by the Fund that were acquired during periods of generally lower interest rates, reducing distribution yields and returns to Common Stockholders.


    Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which include the proceeds from the issuance of Preferred Shares. Therefore, NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. The Fund will pay, and the Common Stockholders will bear, any costs and expenses relating to the issuance and maintenance of Preferred Shares.



    Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's capital is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's capital satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be designated for election by the Preferred Stockholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common and Preferred Stockholders voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two consecutive years, Preferred Stockholders would be entitled to elect a majority of the Directors of the Fund. For purposes of this Prospectus, the Fund's "capital" means the total assets of the Fund less all liabilities and indebtedness not representing Preferred Shares or other senior securities. The liquidation preference of the Preferred Shares is not a liability or permanent equity.



    If the Fund issues Preferred Shares and one or more rating agencies issue ratings for the Preferred Shares, the Fund would be subject to certain restrictions imposed by guidelines of those agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NB Management from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, to the extent that the Fund believes that the covenants and guidelines required by these agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain a rating on Preferred Shares, the Fund will not issue Preferred Shares.

EFFECTS OF LEVERAGE


    Assuming (1) that the proceeds from leverage will represent in the aggregate approximately 33% of the Fund's total assets after the issuance of such leverage, and (2) the Fund will pay dividends, interest or payments set by an interest rate transaction with respect to such leverage at an annual average rate of 5.0%, then the incremental income generated by the Fund's portfolio (net of estimated expenses, including expenses related to the leverage) must exceed approximately 2.82% to cover such dividends, interest or payments and other expenses specifically related to the leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.



    The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of leverage representing approximately 33% of the Fund's total assets after such issuance, and the Fund's currently projected dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 5.00%. See "Risks." The table does not reflect any offering costs of Common Shares or Preferred Shares.



Assumed Portfolio Total
  Return.................    (10.00%)    (5.00%)     0.00%     5.00%    10.00%
Common Share Total
  Return.................    (17.31%)    (9.87%)    (2.44%)     5.00%    12.44%


    Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

OTHER FORMS OF LEVERAGE AND BORROWINGS

    In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include borrowing and the use of options, futures contracts, residual interest bonds and other derivative instruments. By adding additional leverage, these strategies have the potential to increase returns to Common Stockholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

    The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

    The SEC does not consider derivative instruments used by the Fund to constitute senior securities (and they will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price. The Fund has no current intention to use such instruments to an extent that would put more than 5% of its net assets at risk.

    Like Preferred Shares, any borrowings would have seniority over the Common Shares. Because the aggregate principal amount of any borrowings would have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities, including costs attributable to the borrowings, would be borne entirely by the Common Stockholders.

    Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.


    If the Fund borrows, it may be subject to certain restrictions imposed by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions would impede NB Management from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.



    During the time in which the Fund is utilizing leverage, the amount of the fees paid to NB Management for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets. Because dividends on Preferred Shares and/or payments on borrowings would be paid by the Fund at a specified rate, only the Fund's Common Stockholders would bear the Fund's fees and expenses.


    Unless and until the Fund utilizes leverage, the Common Shares will not be leveraged and this section will not apply.

                           INTEREST RATE TRANSACTIONS


    The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and capital structure.


SWAPS AND CAPS

    In connection with the Fund's anticipated use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

    Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.


    The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will not treat such amounts as illiquid for purposes of the 15% limitation on investments in illiquid securities.



    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.


    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.


    Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NB Management believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NB Management will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund's investments.


    In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

    The Fund may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUTURES AND OPTIONS ON FUTURES

    The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

    The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

                                     RISKS

    The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund dividends and other distributions.

NEWLY ORGANIZED

    The Fund is newly organized and has no operating history or history of public trading.

INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

STOCK MARKET RISK


    Your investment in Common Shares will represent an indirect investment in REIT shares, other securities of Real Estate Companies and high-yield corporate debt securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the common securities of Real Estate Companies, including REITs, and other securities in which the Fund will invest, will fluctuate from day to day, sometimes rapidly and unpredictably, and may--either in the near term or over the long run--decline in value. The value of the Common Shares may be affected by a decline in financial markets in general.



    The Fund currently intends to utilize leverage, which magnifies stock market risks. See "--Risk of Leverage" below.


RISKS OF INVESTING IN BELOW INVESTMENT GRADE QUALITY SECURITIES


    Below investment grade quality debt securities (also called high-yield securities) are commonly referred to as "junk bonds." Below investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The principal amount of below investment grade quality debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade quality debt securities for corporate financing. Issuers of below investment grade quality debt securities may be highly leveraged and may not have available to them more traditional methods of financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If interest rates rise sharply, the number of defaults by below investment grade quality debt securities is likely to increase.



    The prices of below investment grade quality securities have been found to be less sensitive to interest rate changes than higher-quality investments but more sensitive to adverse economic downturns or individual corporate developments. Since investors generally perceive that there are greater risks associated with below investment grade quality securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower-quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the debt securities market, resulting in greater yield and price volatility.

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    If an issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.


    The secondary markets in which below investment grade quality securities are traded may be less liquid than the market for higher-grade securities. There are fewer dealers in the market for below investment grade quality securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher-quality instruments. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment grade quality security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below investment grade quality securities.



    It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade quality securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may have an adverse impact on the market for below investment grade quality securities.


INTEREST RATE RISK


    Interest rate risk is the risk that fixed-income investments such as corporate and other debt securities, preferred shares, U.S. government obligations, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Because investors generally look to REITs for a stream of income, and because many REITs are leveraged, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities. Since interest rates are at historical lows, it is likely that they will rise in the near future.


    The Fund intends to utilize leverage, which magnifies the interest rate risks. See "--Risk of Leverage" below. The Fund intends to use interest rate swaps, interest rate caps, futures contracts and options on futures contracts to help control interest rate risks. See "Interest Rate Transactions."

CREDIT RISK

    The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.


    If rating agencies lower their ratings on debt securities in the Fund's portfolio, the value of those obligations could decline, which could negatively impact the rating agencies' ratings of any Preferred Shares and increase the dividend rate that the Fund must pay on Preferred Shares. Even if an issuer does not actually default, adverse changes in the issuer's financial condition or other factors affecting

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an issuer directly, such as management changes, labor relations, financial leverage, collapse of key suppliers or customers, or material changes in overhead, may negatively affect its credit rating or presumed creditworthiness. These developments, along with factors affecting the industry in which a particular issuer operates, such as competition or technological advances, would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.


REINVESTMENT RISK

    Income from the Fund's investments in high-yield corporate debt securities will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

CALL RISK


    Some debt and preferred securities allow the issuer to call them for early repayment. Issuers of such securities will often call them when interest rates are low. To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.



EXTENSION RISK

    During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.



CONVERTIBLE SECURITY RISK



    Convertible securities generally offer lower interest or dividend yelds than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its non-convertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

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RISKS OF ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DISCOUNT OBLIGATIONS



    Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the values of zero coupon securities rise more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and pay-in-kind securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.



    Because federal tax law requires that accrued OID and "interest" on pay-in-kind securities be included currently in the Fund's income, the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities or short-term borrowing. The Fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result. See "Tax Matters" in the Statement of Additional Information.


INFLATION RISK


    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of payments at future dates. As a result of inflation, the real value of the Common Shares and distributions can decline. In addition, during any periods of inflation, the cost of any variable-rate leverage would likely increase, which would tend to further reduce returns to Common Stockholders.



DEFLATION RISK



    Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.



RISKS OF SECURITIES OF REAL ESTATE COMPANIES


    The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; general and local economic conditions; unavailability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs of cleaning up environmental problems and contamination; limitations on, or unavailability of, insurance on economic terms; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and changes in interest rates.


    The value of the Common Shares will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the securities of Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

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    Real property investments are subject to varying types and degrees of risk.
The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (E.G., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.

    If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

    The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

    In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

    As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

    RETAIL PROPERTIES. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

    COMMUNITY CENTERS. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

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    OFFICE AND INDUSTRIAL PROPERTIES. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

    HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution rates, equipment, personnel and other factors regarding operations;
(2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants;
(5) occupancy rates; and (6) the general distress of the healthcare industry.


    Governmental laws and regulations relating to healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.


    MULTIFAMILY/RESIDENTIAL PROPERTIES. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new

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construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    SELF-STORAGE PROPERTIES. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

    Other factors may contribute to the level of risk of real estate investments.

    INSURANCE ISSUES. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some Real Estate Companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

    LEVERAGE. Real Estate Companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a Real Estate Company's obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

    ENVIRONMENTAL RISKS. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company, and, as a result, the amount available to make distributions on its shares could be reduced.


    SMALLER COMPANIES. Even the larger Real Estate Companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger

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impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than--and at times will perform differently from--large company shares such as those found in the DJIA.



    TAX AND RELATED ISSUES. REITs are subject to highly technical and complex provisions in the Code. It is possible that the Fund may invest in securities of a Real Estate Company that purports to be a REIT but fails to qualify as such under the Code. In the event of any such unexpected failure to qualify as a REIT, the Real Estate Company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. A REIT could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain its exemption from registration under the 1940 Act, either of which could adversely affect the operations of such REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their stockholders.



    Like a regulated investment company, a REIT that satisfies a minimum distribution requirement for a taxable year is not required to pay federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Tax Matters." Also like a regulated investment company, a REIT must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed real estate investment trust taxable income and capital gain net income. To avoid the imposition of federal income and excise taxes, REITs generally make distributions in December each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). For financial statement purposes, when those amounts are received, they will be included in the Fund's income and realized gains, respectively, even though some part thereof may later be recharacterized by the REIT as a return of the Fund's investment in those shares.


    TERRORISM. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries, e.g., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance.


FOREIGN SECURITIES RISK


    The prices of foreign securities may be affected by factors not present in U.S. markets, including:

    - CURRENCY EXCHANGE RATES. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.


    - FOREIGN POLITICAL, SOCIAL, DIPLOMATIC AND ECONOMIC CONDITIONS. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


    - REGULATIONS. Foreign companies and market participants generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

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    - MARKETS. The securities markets of other countries are smaller than U.S.
      securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


    - TAXATION. Withholding and other non-U.S. taxes may decrease the Fund's return.



    Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.


FORWARD FOREIGN CURRENCY CONTRACTS RISK


    NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.


ILLIQUIDITY RISK


    The Fund may invest up to 15% of its total assets in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. Illiquid securities may trade at a discount from more liquid investments that are otherwise comparable, and may be subject to wider and more rapid fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price.



MORTGAGE-BACKED SECURITIES RISK



    Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity to that of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage-backed securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.

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MANAGEMENT RISK


    The Fund is subject to management risk because it is an actively managed investment portfolio. Neuberger Berman, the Asset Allocation Committee and the portfolio management staff will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


RISK OF LEVERAGE


    Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any leverage than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such leverage, the benefit of leverage to holders of Common Shares will be reduced, and if the then-current cost of any leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such leverage, the Fund's leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged. The costs of using leverage are borne entirely by the Fund's Common Stockholders. There can be no assurance that the Fund's leverage strategy will be successful.



    Because Preferred Shares would have a fixed liquidation value, any decline in the net asset value of the Fund's investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund currently intends to issue Preferred Shares representing approximately 33% of the Fund's total assets immediately after the time of issuance. See "Use of Leverage."


    To the extent that the Fund is required or elects to redeem any Preferred Shares, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Stockholders. In addition, such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap. See "Interest Rate Transactions."


    The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the Preferred Shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on Common Shares in certain instances.



    Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.

INTEREST RATE TRANSACTIONS RISK

    The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."


DERIVATIVES RISK



    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying high-yield security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by Common Stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


MARKET PRICE DISCOUNT FROM NET ASSET VALUE


    The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable at the option of the holder, which enables Neuberger Berman to invest substantially all of the Fund's assets in pursuit of the Fund's investment objectives and (ii) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of the sales load and the organizational expenses and Common Share offering costs up to and including $0.03 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Preferred Shares, if and when offered. Whether an investor will realize gain or loss on the sale of Common Shares will depend not on the Fund's net asset value but on whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. The market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the Fund's control. The Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

TAX RISK



    The Fund may invest in preferred securities, convertible securities, REIT securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See "Tax Matters."


TERRORISM; EVENTS IN IRAQ


    Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing occupation of Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. High-yield securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares.


NON-DIVERSIFIED STATUS


    Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer. See "The Fund's Investments." Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Code. See "Tax Matters."


ANTI-TAKEOVER PROVISIONS

    The Fund's Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Shares at a price higher than the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Articles of Incorporation."

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

    NB Management will serve as the investment manager of the Fund. Subject to the general supervision of the Board of Directors, NB Management will be responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.


    Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of March 31, 2003, Neuberger Berman and its affiliates had $56.3 billion in assets under management.


    NB Management will retain Neuberger Berman, LLC to serve as sub-adviser to the Fund. See "Sub-Adviser" below. NB Management and Neuberger Berman, LLC are wholly-owned subsidiaries of Neuberger Berman Inc., a publicly-owned holding company, located at 605 Third Avenue, New York, New York 10158-3698.


    The Asset Allocation Committee's members will consist of Jack L. Rivkin, Wayne C. Plewniak and Steven R. Brown.



    Mr. Rivkin is an Executive Vice President, the Chief Investment Officer and head of the Research and Research Sales Departments of Neuberger Berman, LLC with 35 years of industry experience. Mr. Rivkin also serves as Chairman and a Director of NB Management. From September 1995 to February 2002, he was an Executive Vice President of Citigroup Inc.



    Mr. Plewniak, a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC with 17 years of industry experience, will serve as portfolio manager for the high-yield corporate debt portion of the Fund's portfolio. Mr. Plewniak is Senior Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group. He was a Managing Director at Lipper & Company, LP, where he managed high-yield investments from 1992 to 2002.



    Daniella Coules and Robert S. Franklin are Vice Presidents of NB Management, Managing Directors of Neuberger Berman, LLC and portfolio managers in the Neuberger Berman High Yield Fixed Income Group with 5 and 22 years of industry experience, respectively. They will provide assistance in managing the Fund.
Ms. Coules had been a Vice President of The Lipper Funds, Inc. and a Fixed Income Analyst at Lipper & Company, LP, from 2000 to 2002 and prior to that time attended Harvard Business School. She was a Financial Reporter for Bloomberg from 1997 to 1998 and an Investment Banking Analyst at Bear Stearns from 1995 to 1997. Mr. Franklin has been a high-yield portfolio manager for NB Management since 1999. From 1997 to 1999, he was vice president and high-yield research analyst for Prudential Insurance and from 1988 to 1997 was a vice president and senior credit analyst for Moody's.



    Mr. Brown will serve as portfolio manager of the real estate portion of the Fund's portfolio. Mr. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for the Cohen & Steers Equity Income Fund, Inc. and the Cohen & Steers Advantage Income Realty
Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with S&P covering REITs, homebuilders and commercial mortgage securities. He has more than 15 years of experience analyzing and investing in REITs.

SUB-ADVISER

    NB Management will retain Neuberger Berman, LLC, 605 Third Avenue, New York, New York 10158-3698, to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research.

    NB Management (and not the Fund) will pay for the services rendered by Neuberger Berman, LLC based on the direct and indirect costs to Neuberger Berman, LLC in connection with those services. Neuberger Berman, LLC also serves as sub-adviser for all of the open-end management investment companies and the other closed-end management investment companies managed by NB Management. Neuberger Berman, LLC and NB Management employ experienced professionals that work in a competitive environment.

MANAGEMENT AGREEMENT


    Pursuant to an investment management agreement between NB Management and the Fund (the "Management Agreement"), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of 0.60% of the Fund's average daily Managed Assets for the services and facilities it provides. The liquidation preference of the Preferred Shares is not a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily Managed Assets for services provided under an Administration Agreement.


    In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of the Fund's operations through October 31, 2011):


                                            PERCENTAGE WAIVED (ANNUAL RATE AS A       PERCENTAGE WAIVED (ANNUAL RATE AS A
                                          PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO  PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
FISCAL PERIOD                                    COMMON SHARES--ASSUMING NO               COMMON SHARES--ASSUMING THE
ENDING OCTOBER 31,                           LEVERAGE IS ISSUED OR OUTSTANDING)         ISSUANCE OF PREFERRED SHARES(2))
------------------                           ----------------------------------         --------------------------------
2003(1).................................                   0.25%                                     0.37%
2004....................................                   0.25%                                     0.37%
2005....................................                   0.25%                                     0.37%
2006....................................                   0.25%                                     0.37%
2007....................................                   0.25%                                     0.37%
2008....................................                   0.25%                                     0.37%
2009....................................                   0.19%                                     0.28%
2010....................................                   0.13%                                     0.19%
2011....................................                   0.07%                                     0.10%


-------------------


(1)  From the commencement of the Fund's operations.
(2) Assumes the issuance of Preferred Shares in an amount equal to 33% of the Fund's capital (after issuance).

    NB Management will discontinue waiving any portion of its fees beyond October 31, 2011.

    Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the holders of the Fund's Common Shares. Because holders of Preferred Shares receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are borne only by the Common Stockholders, and not by holders of Preferred Shares. See "Use of Leverage."


                                NET ASSET VALUE


    The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing the Fund's net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.


    The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Directors of the Fund believe accurately reflects their fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the AMEX.

    If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

    Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any interest rate cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to the Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.

                                 DISTRIBUTIONS


    The Fund intends to distribute its net investment income on a monthly basis. At least annually, the Fund intends to distribute all of its net long-and short-term capital gains, if any. Both monthly and annual distributions to holders of Common Shares will be made only after paying any accrued dividends on, or, if applicable, redeeming or liquidating, Preferred Shares, if any, and making interest and required principal payments on borrowings, if any. See "Tax Matters."



    The Fund intends to seek exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy would permit the Fund to make regular cash distributions to Common Stockholders at a fixed rate per Common Share or at a fixed percentage of its net asset value that may include periodic distributions of net long-and short-term capital gains.



LEVEL-RATE DIVIDEND POLICY



    Prior to receiving exemptive relief for a Managed Dividend Policy and commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level-Rate Dividend Policy"). The Fund's ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares, if any, and interest and required principal payments on borrowings, if any.



    The initial distribution to Common Stockholders is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies and initially describes as "dividends" will later be characterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized as a return of capital for tax purposes. See "Tax Matters."


    To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.


    While the Fund intends to pay a level dividend, investors should understand that there is no assurance that the Fund will always be able to pay a dividend, or that the dividend will be of any particular size.



MANAGED DIVIDEND POLICY



    Following the commencement of this offering, the Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed

Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. If implemented, the Managed Dividend Policy would supercede the Level-Rate Dividend Policy.



    Under a Managed Dividend Policy, the Fund could make regular cash distributions to Common Stockholders, at a fixed rate per Common Share or a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains was less than the amount of the distribution, the difference would be distributed from the Fund's capital.



    Distributions would be treated as dividend income to the extent of the Fund's current and accumulated earnings and profits ("E&P"). If, for any fiscal year, the Fund's total distributions exceeded its E&P (an "Excess"), a Common Stockholder's share of the Excess would generally be treated as a tax-free return of capital up to the amount of the Common Stockholder's tax basis in the Common Shares, with any part of that share that exceeds such basis being treated as gain from the sale of those Common Shares. As with the Level-Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies and initially characterized as "dividends" will later be recharacterized as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized after the distribution as a return of capital for tax purposes. See "Tax Matters." Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.



    Any Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that, if, at any time during a fiscal year, the Fund's E&P is less than the distributions it makes under the Managed Dividend Policy, the Fund might not realize sufficient net investment income and/or capital gains later in that year to make up the shortfall (thus resulting in an Excess). In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.



    There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if such an order is received, that the Board of Directors will implement a Managed Dividend Policy.



    The Board of Directors reserves the right to change the dividend policy from time to time.


                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Stockholders whose shares are registered in their own names will have all dividends and any capital gain distributions (referred to collectively in this section as "dividends") reinvested automatically in additional Common Shares by The Bank of New York, as agent for the Common Stockholders (the "Plan Agent"), unless the stockholder elects to receive cash. An election to receive cash may be revoked or reinstated at a stockholder's option. In the case of record stockholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholder as representing the total amount registered in such stockholder's name and held for the account of beneficial owners who participate in the Plan. Stockholders whose shares are held in the name of a bank, broker or other nominee should contact the nominee for details. Such stockholders may not be able to transfer their shares to another nominee and continue to participate in the Plan. All dividends to stockholders who elect not to participate in the Plan (or whose bank, broker or other nominee elects not to participate on the stockholder's behalf), will be paid in cash to the record stockholder by The Bank of New York, as the Fund's dividend disbursement agent.

    Unless you (or your bank, broker or other nominee) elect not to participate in the Plan, the number of Common Shares you will receive as a result of a Fund dividend will be determined as follows:

(1) If Common Shares are trading at or above their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Fund will issue new Common Shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date. Because Common Shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

(2) If Common Shares are trading below their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend in cash and will purchase Common Shares in the open market, on the AMEX or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per Common Share paid by the Plan Agent may exceed the market price thereof on the payment date. If the market price per Common Share increases so that it equals or exceeds the net asset value per Common Share (minus estimated brokerage commissions) the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all dividends received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next dividend. If the Plan Agent is unable to invest the full dividend amount through the open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portions of such dividend amount, the Fund issue new Common Shares at the close of business of the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Common Share (minus estimated brokerage commissions) equals or is less than the market price per Common Share. Interest will not be paid on any uninvested cash payments.


    If you own Common Shares directly, you may withdraw from the Plan at any time and may also rejoin the Plan later. Contact the Plan Agent at the address below for information on how to do so. If you wish, the Plan Agent will sell the Common Shares and send you the proceeds, minus brokerage commissions.

    The Plan Agent maintains all record stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information record stockholders may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares held for you under the Plan.


    There is no brokerage charge for reinvestment of your dividends in Common Shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.


    Automatically reinvested dividends are taxed in the same manner as cash dividends.


    The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from your broker. To obtain information on how to change your dividend option from the

Plan to cash distributions, or vice versa, contact your broker or, if you own Common Shares directly, call the Plan Agent at 1-800-524-4458. The Plan Agent's address is The Bank of New York, Attn: Stock Transfer Administration, 101 Barclay Street, 11-E, New York, New York 10286.


                           CLOSED-END FUND STRUCTURE


    The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it more difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.



    Shares of closed-end funds frequently trade at a discount to their net asset value. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. The conversion of the Fund to an open-end mutual fund would require stockholder approval. The anticipated issuance of Preferred Shares to provide investment leverage could make the conversion to an open-end mutual fund more difficult because of the voting rights of holders of Preferred Shares, the costs of redeeming Preferred Shares and other factors. See "Anti-Takeover and Other Provisions in the Articles of Incorporation." If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the AMEX.


                             DESCRIPTION OF SHARES
COMMON SHARES


    The Articles authorize the issuance of 1 billion shares of capital stock. The Common Shares will be issued with a par value of $0.0001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "Preferred Shares" below.



    The Common Shares have been approved for listing on the AMEX under the symbol "NOX." The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the AMEX requirements in order for the Common Shares to remain listed.

    Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional Common Shares or sell shares already held, the stockholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices higher or lower than net asset value.

    The market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "--Preferred Shares" and the Statement of Additional Information under "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund."

PREFERRED SHARES

    The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more series of preferred stock, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the Common Stockholders.


    In current market conditions, the Fund's Board of Directors anticipates authorizing an offering of Preferred Shares (representing approximately 33% of the Fund's total assets immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such offering is subject to market conditions, a credit rating of AAA/Aaa from a rating agency, and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in this Prospectus. Although the terms of the Preferred Shares will be determined by the Board of Directors (subject to applicable law and the Fund's Articles) if and when it authorizes a Preferred Share offering, the Board expects that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 or 28 days). The dividend rate would be periodically redetermined through an auction or remarketing procedure. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.


    LIMITED ISSUANCE OF PREFERRED SHARES. The issuance of Preferred Shares is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund's ability to declare cash dividends or other distributions on Common Shares under certain circumstances. See "Use of Leverage" and "Risks--Risk of Leverage."


    DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.


    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

    VOTING RIGHTS. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Articles and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Stockholders as a single class.

    Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Stockholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-takeover and Other Provisions in the Articles of Incorporation" and the Statement of Additional Information under "Description of Shares--Preferred Shares--Voting Rights."


    REDEMPTION, REPURCHASE AND SALE OF PREFERRED SHARES. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares and resell any Preferred Shares so tendered. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Use of Leverage."


    The discussion above describes the Board of Directors' present intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles.

                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           ARTICLES OF INCORPORATION

    The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.


    The Articles require a vote by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), and the holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company;
(3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act;
(6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent

Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act. As noted above, holders of Preferred Shares vote together with Common Stockholders on all matters on which Common Stockholders vote. The 1940 Act also requires approval of the holders of a majority of the outstanding Preferred Shares, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the holders of Preferred Shares may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.



    The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.


    Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.


    REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND


    The Fund is a closed-end management investment company and as such its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

    If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the AMEX. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

    Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

    The following brief tax discussion assumes that you are a U.S. stockholder and will hold your Common Shares as a capital asset. In the Statement of Additional Information we have provided more detailed information regarding the tax consequences of investing in the Fund.


    The Fund intends to qualify for treatment as a regulated investment company under the Code. If the Fund so qualifies, which requires (among other things) that it distribute each year to its stockholders at least 90% of its "investment company taxable income" (which generally includes dividends the Fund receives on securities of Real Estate Companies, interest income, and the excess, if any, of net short-term capital gains over net long-term capital losses), the Fund will not be required to pay federal income tax on any income and gains it distributes to its stockholders, but such distributions generally will be taxable to you as a stockholder of the Fund when received.



    Dividends paid to you out of the Fund's investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your Common Shares; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your shares. The tax treatment of your distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares under the Plan. Stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.


    A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify you of the tax status of distributions.


    At the end of a calendar year, REITs often change the category (e.g., ordinary income, capital gain distribution, or return of capital) of the distributions they have made during that year. If that occurs, the Fund may also have to re-categorize some of the distributions it has previously made to stockholders. These would be reflected in your annual Form 1099, together with other tax information.



    If you sell your Common Shares, you may realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the shares sold, which gain or loss will be long-term or short-term depending on your holding period for the shares.

    The Fund may be required to withhold federal income tax from all taxable distributions payable if you:

    -  fail to provide it with your correct taxpayer identification number;

    -  fail to make required certifications; or

    - have been notified by the Internal Revenue Service that you are subject to backup withholding.


    Congress has recently approved legislation to reduce the federal income tax rate for individuals on certain dividends. However, because a significant portion of the Fund's portfolio normally will consist of debt securities, distributions of the income from which will not be eligible for the reduced tax rate, it is expected that a significant amount of the dividends the Fund pays will not qualify for that reduced rate.


    Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                  UNDERWRITING


    Citigroup Global Markets Inc., Advest, Inc., Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated and Stifel, Nicolaus & Company, Incorporated are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the Underwriting Agreement, dated the date of this Prospectus, with the Fund, NB Management and Neuberger Berman, LLC (the "Underwriting Agreement"), each Underwriter named below has agreed to purchase from the Fund, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth below opposite their respective names.



                                                      NUMBER OF
UNDERWRITER                                         COMMON SHARES
-----------                                         -------------
Citigroup Global Markets Inc......................
Advest, Inc.......................................
Janney Montgomery Scott LLC.......................
Legg Mason Wood Walker, Incorporated..............
Stifel, Nicolaus & Company, Incorporated..........
                                                     -----------
    Total.........................................



    The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all Common Shares offered hereby (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.



    The Underwriters, for whom Citigroup Global Markets Inc., Advest, Inc., Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated and Stifel, Nicolaus & Company, Incorporated are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price on the cover page of this Prospectus and some of the Common Shares to dealers at
the public offering price less a concession not to exceed $         per Common
Share. The sales load the Fund will pay of $         per Common Share is equal
to      % of the initial offering price. The Underwriters may allow, and such
dealers may reallow, a concession not to exceed $         per Common Share on
sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price
and other selling terms. Investors must pay on or before          , 2003 for any
Common Shares purchased in the initial public offering. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.



    NB Management (and not the Fund) has agreed to pay to Citigroup Global Markets Inc. and certain other Underwriters a fee at an aggregate annual rate
equal to     % of the Fund's net assets (including assets attributable to any
Preferred Shares that may be outstanding). This fee will be divided among these Underwriters as follows: (i) a portion to certain Underwriters based on the number of Common Shares sold in this offering and (ii) a portion to Citigroup Global Markets Inc. The fee will be payable in arrears at the end of each calendar quarter during the continuance of the Investment Management Agreement or other advisory agreement between NB Management and the Fund. The total amount of these fee payments to Citigroup Global Markets Inc. and to other Underwriters, plus amounts paid by the Fund to reimburse certain Underwriter legal expenses, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. The Underwriters that will receive the fees described above have agreed to provide certain after-market services to NB Management designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.



    The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of additional Common Shares at the public offering price, less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent that the Underwriters exercise this option, each of the Underwriters will be obligated, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial purchase commitment.



    The Fund, NB Management and Neuberger Berman, LLC have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.



    Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, NB Management and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the AMEX.



    The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.



                                                 PAID BY FUND
                                          --------------------------
                                          NO EXERCISE  FULL EXERCISE
                                          -----------  -------------
Per Common Share........................  $             $
    Total...............................  $             $



    The Fund, NB Management and Neuberger Berman, LLC have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including certain liabilities under the Securities Act.



    NB Management has agreed to pay the amount by which the aggregate of all the Fund's organizational expenses and all Common Share offering costs (other than the sales load) exceed $0.03 per Common Share.



    In addition, the Fund has agreed to reimburse to the Underwriters for certain expenses incurred by the Underwriters in this offering.


    The Common Shares will be sold to ensure that AMEX distribution standards (round lots, public shares and aggregate market value) will be met.


    Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the AMEX. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.


    The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of the Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the AMEX or otherwise.


    The Underwriting Agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any Underwriter to the Fund, NB Management or Neuberger Berman, LLC, by notice to the Fund, NB Management and Neuberger Berman, LLC if, prior to the delivery of and payment for the Common Shares, (i) trading in the Common Shares shall have been suspended by the SEC or the AMEX or trading in securities generally on the AMEX shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives' sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by this Prospectus.


    The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

    Prior to the public offering of Common Shares, NB Management will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

    The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.


                          CUSTODIAN AND TRANSFER AGENT

    The custodian of the assets of the Fund will be State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, stockholder services and dividend paying agent will be The Bank of New York, Attn: Stock Transfer Administration, 101 Barclay Street, 11-E,
New York, New York 10286.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by Simpson Thacher & Bartlett, New York, New York and Cleary, Gottlieb, Steen & Hamilton, New York, New York.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE
                                                    ----
Investment Objectives, Policies and Limitations...     1
Investment Strategies, Techniques and Risks.......     4
Portfolio Trading and Turnover Rate...............    27
Management of the Fund............................    28
Investment Management and Administration
  Services........................................    31
Portfolio Transactions............................    36
Distributions.....................................    39
Description of Shares.............................    40
Certain Provisions in the Articles of
  Incorporation...................................    43
Repurchase of Common Shares; Tender Offers;
  Conversion to Open-end Fund.....................    44
Tax Matters.......................................    46
Reports to Stockholders...........................    52
Marketing, Performance-Related and Comparative
  Information.....................................    52
Custodian, Transfer Agent and Dividend Disbursing
  Agent...........................................    52
Independent Auditors..............................    52
Counsel...........................................    52
Registration Statement............................    53
Report of Independent Auditors....................    54
Financial Statement...............................    54
APPENDIX A--Certain Market and Performance
  Information.....................................   A-1
APPENDIX B--Ratings of Corporate Bonds and
  Commercial Paper................................   B-1

--------------------------------------------------------------------------------

                                     SHARES

                                NEUBERGER BERMAN
                          INCOME OPPORTUNITY FUND INC.

                                 COMMON SHARES

                                     ------

                                   PROSPECTUS


                                        , 2003


                                   ---------


                                   CITIGROUP
                                  ADVEST, INC.
                          JANNEY MONTGOMERY SCOTT LLC
                             LEGG MASON WOOD WALKER
                                  INCORPORATED
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED


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DO293 05/03

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
       PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED MAY 28, 2003


                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION

         Neuberger Berman Income Opportunity Fund Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company.

         This Statement of Additional Information ("SAI") relating to shares of common stock of the Fund ("Common Shares") is not a prospectus and should be read in conjunction with the Fund's Prospectus relating to Common Shares dated June ___, 2003 ("Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc. Neuberger Berman, LLC and NB Management are referred to collectively herein as "Neuberger Berman." (C)2003 Neuberger Berman Management Inc. All rights reserved.


        This Statement of Additional Information is dated June ___, 2003.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS................................1

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS....................................5

PORTFOLIO TRADING AND TURNOVER RATE...........................................38

MANAGEMENT OF THE FUND........................................................38

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................48

PORTFOLIO TRANSACTIONS........................................................53

DISTRIBUTIONS.................................................................57

DESCRIPTION OF SHARES.........................................................57

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION...........................60

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.......61

TAX MATTERS...................................................................63

REPORTS TO STOCKHOLDERS.......................................................69

MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION....................69

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT.....................69

INDEPENDENT AUDITORS..........................................................69

COUNSEL ......................................................................70

REGISTRATION STATEMENT........................................................70

REPORT OF INDEPENDENT AUDITORS................................................71

FINANCIAL STATEMENT...........................................................71

APPENDIX A - CERTAIN MARKET AND PERFORMANCE INFORMATION......................A-1

APPENDIX B - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................B-1

                 INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

         The investment  objectives and general investment  policies of the Fund
are  described  in  the  Prospectus.   Additional   information  concerning  the
characteristics of certain of the Fund's investments is set forth below.

         The Fund's primary investment objective is high current income. Capital Appreciation is a secondary investment objective. Unless otherwise specified, the investment objectives, policies and limitations of the Fund are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred stock ("Preferred Shares") voting as a single class, as well as by the vote of the holders of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

         Under normal market conditions, the Fund:

         o will invest at least 80% of its total assets in a combination of (1) high-yield corporate debt securities rated, at the time of investment, below investment grade - i.e., rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or, if unrated by either of those entities, determined by NB Management to be of comparable quality, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies (as defined below) (including real estate investment trusts ("REITs")); and

         o may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

         While the proportions of high-yield and real estate company securities will change over time to reflect NB Management's evaluations of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in high-yield corporate debt securities and at least 20% of its total assets in securities of Real Estate Companies.

         Under normal market conditions, the Fund: (1) will not invest more than 10% of its total assets in the securities of any single issuer; (2) will not invest more than 15% of its total assets in illiquid securities; and (3) may invest up to 25% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

         A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). REITs are considered to be Real Estate Companies.

         With respect to invstments in high-yield corporate debt securities, the Fund expects in current market conditions, to focus its investment on high-yield corporate debt securities in the middle to high end of the non-investment grade spectrum.

         With respect to investments in securities of Real Estate Companies, the Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

         An Asset Allocation Committee will periodically allocate assets between a high-yield corporate debt security asset class and a Real Estate Company security asset classes based on an analysis of relative historic and projected sector spreads and total returns - e.g., the differences in yield between these asset classes, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will be dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between these income-producing asset classes.

         Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If, because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends, and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

         The Fund's fundamental investment policies and limitations are as follows:

         1. BORROWING. The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

         2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

         3. DIVERSIFICATION. The Fund is non-diversified under the 1940 Act.

         4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

         5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objectives, policies, and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.

         7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

         The following investment policies and limitations are non-fundamental:

         1. LENDING. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         2. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         3. FOREIGN SECURITIES. The Fund may not invest more than 10% of the value of its total assets in securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

         4. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC"), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Preferred Shares would be considered senior securities under the 1940 Act. The Fund may only issue Preferred Shares if the asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after such issuance.

         To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the fullest extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

         If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the highest of the several assigned ratings.


         The Fund intends to apply for ratings for its Preferred Shares from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") and/or Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Shares ("Common Stockholders") or its ability to achieve its investment objectives. The Fund currently anticipates that any Preferred Shares that it intends to issue initially would be given the highest ratings by Moody's ("Aaa"), S&P ("AAA") and/or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.


         CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

         Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

                   INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

         The following information supplements the discussion of the Fund's investment objectives, policies and techniques in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

          FIXED-INCOME SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates.

         RATINGS OF FIXED-INCOME SECURITIES

          As discussed in the Prospectus, the Fund may purchase securities rated by S&P, Moody's, or any other rating agency. The ratings of any rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any rating agency, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

          HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one rating agency, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any rating agency, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

          INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from all rating agencies that have rated it, in one of the four highest rating categories or, if not rated by any rating agency, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

         BELOW INVESTMENT GRADE QUALITY DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by rating agencies that have rated them (including those securities rated as low as

D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

          DURATION AND MATURITY

          Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


          Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the inverse of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

          There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         The Fund has no limits on the maturity of its individual investments. However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of five to seven years.

         RISKS OF CORPORATE LOANS.

         As in the case of junk bonds, the corporate loans in which the Fund may invest may be rated below investment grade by S&P or Moody's (BB or lower by S&P or Ba or lower by Moody's) or, if unrated by either of those entities, considered by NB Management to be of comparable quality. Corporate loans can be expected to provide higher yields than investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give corporate loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality or default of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds, and therefore present increased market risk relating to liquidity and pricing concerns.

         BELOW INVESTMENT GRADE QUALITY SECURITIES. The Fund may invest in below investment grade quality debt securities as well as non-investment grade preferred and convertible preferred securities and unrated securities determined by NB Management to be of comparable quality. Below investment grade quality debt securities are commonly referred to as "junk bonds." Bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.

         Below investment grade quality securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Issues rated CCC/Caa and below may be in default.

         Below investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in below investment grade quality security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of below investment grade quality securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade quality securities structured as zero coupon securities (see the Prospectus under "The Fund's Investments-Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations" and also see "Zero Coupon Securities," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which below investment grade quality securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a below investment grade quality security, and could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade quality securities, especially in a thinly-traded market. When secondary markets for below investment grade quality securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in below investment grade quality securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P and Fitch ratings of bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating below investment grade quality securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of below investment grade quality securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of below investment grade quality securities may be more complex than for issuers of higher-quality debt securities.

         REAL ESTATE COMPANIES. The Fund will not directly invest in real estate but rather in securities issued by Real Estate Companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

          Securities of Real Estate Companies include securities of REITs, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

         REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

         The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain exemption from the 1940 Act.

         REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

         The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This will limit the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae and Freddie Mac, as defined below) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

          DIRECT DEBT INSTRUMENTS. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

          Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

          There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

          Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

          POLICIES AND LIMITATIONS. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

          MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

         Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

         Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

          Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

         Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

          ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

          Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

          Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

          Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

ASSET-BACKED SECURITIES RISK

         Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.


          VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

          Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.


          WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         ILLIQUID SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter ("OTC") options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Board, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The Fund's sale of some illiquid securities may be subject to legal restrictions that could be costly to it.


         REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

         POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

         SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.


         POLICIES AND LIMITATIONS. The Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily.


         RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately-placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believes accurately reflects fair value.

         REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

         FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers and foreign branches of U.S. banks that are located in countries considered by NB Management to be industrialized; such securities include negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Non-U.S. issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investor.

         The Fund also may invest in equity, debt or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits and bankers' acceptances issued by foreign banks, (3) obligations of other corporations and (4) obligations of foreign governments and their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         The Fund may invest in ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.


         POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, the Fund may not purchase such securities if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

         COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

         BANK OBLIGATIONS. The Fund may invest in bank obligations, including negotiable CDs, banker's acceptances, fixed time deposits and deposit notes. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

         ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

         Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by the Fund as it accrues prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its investment company taxable income (including its accrued original issue discount) to its stockholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund and its ability to achieve its investment objectives.

         INFLATION-INDEXED SECURITIES. The Fund may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

         Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (I.E., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

         Any increase in principal value of an inflation-indexed security is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its investment company taxable income (including its non-cash income such as those principal increases) to its stockholders to avoid payment of federal income and excise taxes, it may have to dispose of other  investments  under  disadvantageous  circumstances  to  obtain  the  cash necessary to distribute the accrued taxable income on inflation-indexed securities.

         SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

         POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

         DOLLAR ROLLS. In a "dollar roll," the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value ("NAV") and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

         POLICIES AND  LIMITATIONS.  Dollar rolls are considered  borrowings for
purposes  of  the  Fund's   investment   policies  and  limitations   concerning
borrowings.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") or for other appropriate purposes. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in closed-end funds may involve the payment of substantial premiums above the value of such fund's portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.

         Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
                                    INDICES,
               FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
                     (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

         FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

         For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position the Fund held, it could have an adverse impact on its NAV.

         Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

         New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objectives and the regulatory requirements applicable to investment companies.


RISKS OF FUTURES AND OPTIONS ON FUTURES

         The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

         Successful use of hedging transactions depends upon Neuberger Berman's ability to correctly predict the direction of changes in interest rates. While Neuberger Berman is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

         Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

         There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

         There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.


         POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund will not engage in transactions in futures and options on futures for speculation.


         The Fund may purchase and sell stock index futures contracts and options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.


         CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

         If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

         POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

         The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

         PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

         When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

         POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (e.G., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

         GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

         Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

         The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

         The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         POLICIES AND LIMITATIONS. The Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         PUT AND CALL OPTIONS ON SECURITIES INDICES. The Fund may purchase put and call options on securities indices and other financial indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments.


         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), and other U.S. and foreign exchanges. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

         Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

         POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

         FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

         At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

         NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

         However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

         POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.


         OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the dollar equivalent of dividends, interest or other payments on those securities.


         COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

         COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Fund.

         POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

         GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

         The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if it is to qualify for treatment as a RIC. See "Tax Matters." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

         POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

         REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions

(excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

         ACCOUNTING CONSIDERATIONS FOR FINANCIAL INSTRUMENTS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

         In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.


         BORROWING AND LEVERAGE. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Fund's Articles of Incorporation ("Articles") authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock. Preferred stock would permit the Fund to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, the Preferred Shares, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on Common Shares could be adversely affected by such preferences. The use of leverage creates an opportunity for increased returns to holders of the Common Shares but, at the same time, creates special risks. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Objectives, Policies and Limitations." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.


          WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

          When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

          The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

          POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

          When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

         STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

         The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

         Certain issuers of structured products, such as hybrid instruments, may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Securities of Other Investment Companies."

RISKS OF EQUITY SECURITIES

          Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

         To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

INVESTMENT INSIGHT

RATIONALE FOR INVESTING IN THE FUND'S COMMON SHARES

         Based upon Neuberger Berman's evaluation of historical data, Neuberger Berman believes that investments in securities of Real Estate Companies generally have fared better, during periods of economic weakness or uncertainty, than other market sectors due in part to the long-term nature of most real estate leases. Further, Neuberger Berman believes that investment in securities of Real Estate Companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, such as those that make up the S&P 500 Index. Neuberger Berman also believes that investment in Real Estate Companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with relatively attractive risk-adjusted total returns. In addition, Neuberger Berman believes, based upon its evaluation of historical data, that investments in securities of Real Estate Companies have exhibited low correlation in performance to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Fund may provide the opportunity to add an alternative asset class to an investor's overall portfolio.

         Neuberger Berman believes that better quality high-yield securities, as an asset class, offer the best risk adjusted returns of all fixed-income securities. Neuberger Berman applies fundamental credit analysis, along with an extensive knowledge of the high-yield bond market to form an independent judgment of potential investments. Neuberger Berman believes that active portfolio management provides the opportunity to achieve above-average returns through price appreciation and potentially higher yields. Neuberger Berman seeks to preserve capital by investing in quality companies with liquid securities and by diversifying the portfolio across a variety of issuers and industries.

         Based upon Neuberger Berman's evaluation of historical data, Neuberger Berman believes that a combination of high-yield debt securities and securities of Real Estate Companies (including REITs) provides an attractive historical risk/return profile. The risk/return profile of Ba-rated debt securities--the type of debt securities sought by the Fund--has generated comparable or higher returns with less risk than the broader high-yield market AND a variety of equity asset classes. REITs, as represented by the NAREIT Equity REIT Index, have generated comparable or higher returns relative to other equity asset classes with significantly less risk. The Fund may provide a yield advantage over U.S. Treasury securities. The yield advantage of intermediate term high-yield debt securities and securities of Real Estate Companies (including REITs) over U.S. Treasury securities remains wide by historical standards. As of March 31, 2003, intermediate high-yield debt securities and REITs respectively yielded 3.86% and 3.41% more than 10-year U.S. Treasury bonds, compared to a historical average difference of 3.50% and 0.80%, respectively. Of course, high-yield corporate debt securities and equity REITs are subject to credit risk, while U.S. Treasury securities are guaranteed as to the payment of principal and interest by the U.S. Government. Finally, an investment in the Fund may also provide diversification through low correlation. Intermediate Ba high-yield debt securities and REITs have historically demonstrated a low correlation of returns to each other, as well as to other major asset classes. Low correlation means that the price movements of one group do not necessarily track the others--an attractive feature if you seek diversification. Although it does not ensure against loss, the low correlation of returns between high-yield debt securities and REITs provides an added level of diversification.

         The foregoing rationale and beliefs of Neuberger Berman are based in part on assessments of publicly available information concerning the past performance of high-yield debt securities and securities of Real Estate Companies in general, in comparison to other major asset classes of debt and equity securities. Such information is set forth in "Appendix A--Certain Market and Performance Information."


INVESTMENT PROCESS

         The Neuberger Berman investment process for the real estate portion of the Fund's portfolio emphasizes internally-generated investment ideas derived from both top-down analysis of property sectors and bottom-up research on real estate securities. The investment process utilizes a relative valuation model that ranks securities on a daily basis and allows for a discrete buy/sell process.

         Neuberger Berman's investment process for the real estate portion of the Fund's portfolio consists of four primary investment areas: (1) macro research; (2) property sector research; (3) company research; and (4) portfolio management.

         Macro research consists of an overall assessment of the economy and expectations for economic growth on a national basis as well as a regional basis. Macro research is considered essential in the construction of a real estate securities portfolio as a result of the breadth of lease duration levels among the respective property sectors. Macro research is also required in determining the level of demand across the primary property sectors. The resources available to conduct macro research include in-house economic research, Wall Street analysts and numerous economic reports.

         Property sector research is emphasized as a result of Neuberger Berman's belief that prudent property sector selection will produce consistent levels of investment performance versus an appropriate benchmark. Historically, there has been a material level of divergence in investment results among the core property sectors (multi-family, office, industrial and retail). The investment team seeks to identify property sector valuation disparities through the construction of and analysis of relative valuation models among the property sectors within the REIT industry. Property sector valuations are analyzed on both a relative and absolute basis. Relative valuation analysis is important because the investment team, with respect to the Real Estate company security asset class, seeks to be fully invested in real estate securities at all times.

         Neuberger Berman's real estate securities research endeavors to focus its investment efforts on those firms that demonstrate attractive prospects for satisfactory levels of earnings growth and earnings consistency, as well as dividend growth and coverage. The companies with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that Neuberger Berman focuses on include multiple-to-long-term earnings growth and net asset value-to-price. Neuberger Berman also assigns a quantitative score to its assessment of management and management strategy. A company's strategy and its ability to execute that strategy as well as the public market's acceptance of that strategy are considered a key company attribute in the investment review process. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. Neuberger Berman will also consider the relative liquidity of each security in the construction of the Fund's portfolio.

         Portfolio construction consists of overweighting and underweighting specific property types, individual securities and geographic regions based on the previously described investment process. Portfolio weightings are measured against the appropriate benchmarks. In order to control risk, Neuberger Berman seeks to maintain a portfolio that is representative of the major property sectors and geographic regions.

         The Neuberger Berman investment process for the high-yield debt security portion of the Fund's portfolio involves: (1) extensive fundamental industry and credit analysis with multi-level research efforts seek to uncover the most attractive bonds from a risk/return perspective; (2) focus on financially sound, well-positioned companies with improving business and financial prospects; and (3) broad investment across many issuers and industries to mitigate risk.

         Neuberger Berman seeks to manage default and volatility risk in the high-yield market by focusing on bonds rated at least B3 by Moody's or B- by S&P or bonds deemed by NB Management to be of comparable quality. To manage interest rate risk, Neuberger Berman concentrates on the intermediate portion of the yield curve by investing only in bonds with maturities of 10 years or less. Other characteristic they look for include: companies with a three-year operating history, stable or growing cash flows, a management team committed to reducing leverage and a solid asset base.

         After narrowing the universe of about 2,000 high-yield securities to approximately 100-150 potential investments, Neuberger Berman uses a bottom-up approach to select the fund's holdings. In seeking to identify the best investments, they conduct a relative value analysis of high quality issuers, emphasizing security selection over top-down sector management. Overall portfolio structure and risk exposure are controlled through diversification and portfolio analytical systems. The high-yield portion of the portfolio is broadly diversified by number of issuers and industry. Each security in the portfolio is monitored on a daily basis relative to market movements, as are the equity prices of the underlying high-yield issuers.


                       PORTFOLIO TRADING AND TURNOVER RATE

         The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 50%. The Fund's turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. Subject to the provisions of the Fund's Articles, its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

         The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC.

THE BOARD OF DIRECTORS

-------------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, Address(1)                                                Overseen by         Outside Fund Complex by
and Position with Fund      Principal Occupation(s) (2)              Director            Director
-------------------------------------------------------------------------------------------------------------------------

                                                        CLASS I

-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
--------------------------- ---------------------------------------- ------------------- --------------------------------
Faith Colish (67)           Counsel to Carter Ledyard & Millburn     35                  Director, American Bar
Director                    LLP (law firm) since October 2002;                           Retirement Association (ABRA)
                            prior thereto, Attorney at Law and                           since 1997 (not-for-profit
                            President, Faith Colish, A                                   membership association).
                            Professional Corporation, 1980 to 2002.
--------------------------- ---------------------------------------- ------------------- --------------------------------
C. Anne Harvey (65)         Consultant, C. A. Harvey Associates,     35                  Member, Individual Investors
Director                    since June 2001; Director, AARP, 1978                        Advisory Committee to the New
                            to December 2000.                                            York Stock Exchange Board of
                                                                                         Directors, 1998 to June 2002;
                                                                                         President, Board of Associates
                                                                                         to The National Rehabilitation
                                                                                         Hospital's Board of Directors,
                                                                                         since 2002; Member, American
                                                                                         Savings Education Council's
                                                                                         Policy Board (ASEC),
                                                                                         1998-2000; Member, Executive
                                                                                         Committee, Crime Prevention
                                                                                         Coalition of America, 1997 -
                                                                                         2000.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Cornelius T. Ryan (71)      Founding General Partner, Oxford         35                  Director, Capital Cash
Director                    Partners and Oxford Bioscience                               Management Trust (money market
                            Partners (venture capital                                    fund), Naragansett Insured
                            partnerships) and President,  Oxford                         Tax-Free Income Fund, Rocky
                            Venture Corporation.                                         Mountain Equity Fund, Prime
                                                                                         Cash Fund, several private
                                                                                         companies and QuadraMed
                                                                                         Corporation (NASDAQ).
--------------------------- ---------------------------------------- ------------------- --------------------------------
Peter P. Trapp (58)         Regional Manager for Atlanta Region,     35
Director                    Ford Motor Credit Company since
                            August, 1997; prior thereto, President,
                            Ford Life Insurance Company, April
                            1995 until August 1997.
-------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
-------------------------------------------------------------------------------------------------------------------------
--------------------------- ---------------------------------------- ------------------- --------------------------------
Peter E. Sundman* (43)      Executive Vice President, Neuberger      35                  Executive Vice President,
Chief Executive Officer,    Berman since 1999; Principal,                                Neuberger Berman Inc. (holding
Director and Chairman of    Neuberger Berman from 1997 until 1999;                       company) since 1999; Director,
the Board                   Senior Vice President, NB Management                         Neuberger Berman Inc. from
                            from 1996 until 1999.                                        1999 through March 2003;
                                                                                         President and Director, NB
                                                                                         Management since 1999;
                                                                                         Director and Vice President,
                                                                                         Neuberger & Berman Agency,
                                                                                         Inc. since 2000.
-------------------------------------------------------------------------------------------------------------------------

                                                           39


-------------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, Address(1)                                                Overseen by         Outside Fund Complex by
and Position with Fund      Principal Occupation(s) (2)              Director            Director
-------------------------------------------------------------------------------------------------------------------------

                                                        CLASS II

-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
-------------------------------------------------------------------------------------------------------------------------
John Cannon (73)            Consultant. Formerly, Chairman and       35                  Independent Trustee or
Director                    Chief Investment Officer, CDC Capital                        Director of three series of
                            Management (registered investment                            OppenheimerFunds: Limited Term
                            adviser), 1993-January 1999; prior                           New York Municipal Fund,
                            thereto, President and Chief Executive                       Rochester Fund Municipals, and
                            Officer, AMA Investment Advisors, an                         Oppenheimer Convertible
                            affiliate of the American Medical                            Securities Fund, since 1992.
                            Association.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Barry Hirsch (70)           Senior Counsel, Loews Corporation        35
Director                    (diversified financial corporation)
                            since May 2002; prior thereto, Senior
                            Vice President, Secretary and General
                            Counsel, Loews Corporation.
--------------------------- ---------------------------------------- ------------------- --------------------------------
John P. Rosenthal (70)      Senior Vice President, Burnham           35                  Director, 92nd Street Y
Director                    Securities Inc. (a registered                                (non-profit) since 1967;
                            broker-dealer)                                               since 1991. Formerly, Director,
                                                                                         Cancer Treatment Holdings, Inc.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Tom Decker Seip (53)        General Partner, Seip Investments LP     35                  Director, H&R Block, Inc.
Director                    (a private investment partnership);                          (financial services company)
                            President and CEO, Westaff, Inc.                             since May 2001; Director,
                            (temporary staffing), May 2001 to                            General Magic (voice
                            January 2002; Senior Executive at the                        recognition software) since
                            Charles Schwab Corporation from 1983                         November 2001; Director,
                            to 1999, including Chief Executive                           Forward Management, Inc.
                            Officer, Charles Schwab Investment                           (asset management) since 2001;
                            Management, Inc. and Trustee, Schwab                         Director, E-Finance
                            Family of Funds and Schwab Investments                       Corporation (credit
                            from 1997 to 1998 and Executive Vice                         decisioning services) since
                            President-Retail Brokerage, Charles                          1999; Director, Save-Daily.com
                            Schwab Investment Management from 1994                       (micro investing services)
                            to 1997.                                                     since 1999; Formerly,
                                                                                         Director, Offroad Capital Inc.
                                                                                         (pre-public internet commerce
                                                                                         company).
-------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
-------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (62)        Executive Vice President and Chief       35                  Director, Dale Carnegie and
President and Director      Investment Officer, Neuberger Berman                         Associates, Inc. (private
                            since 2002 and 2003, respectively;                           company) since 1998; Director,
                            Director and Chairman, NB Management                         Emagin Corp. (public company)
                            since December 2002; Executive Vice                          since 1997; Director,
                            President, Citigroup Investments, Inc.                       Solbright, Inc. (private
-------------------------------------------------------------------------------------------------------------------------


                                                           40


-------------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, Address(1)                                                Overseen by         Outside Fund Complex by
and Position with Fund      Principal Occupation(s) (2)              Director            Director
-------------------------------------------------------------------------------------------------------------------------
                            from September 1995 to February 2002;                        company) since 1998; Director,
                            Executive Vice President, Citigroup                          Infogate, Inc. (private
                            from September 1995 to February 2002.                        company) since 1997.
--------------------------- ---------------------------------------- ------------------- --------------------------------

                                                       CLASS III

-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
-------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (70)       Consultant; Retired President and        35
Director                    Director, Teachers Insurance & Annuity
                            (TIAA) and College Retirement Equities
                            Fund (CREF).

--------------------------- ---------------------------------------- ------------------- --------------------------------
Robert A. Kavesh (75)       Professor of Finance and Economics,      35                  Director, Delaware Labs
Director                    Stern School of Business, New York                           (cosmetics) since 1978.
                            University.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Howard A. Mileaf (66)       Retired.  Formerly, Vice President and   35                  Director, WHX Corporation
Director                    Special Counsel, WHX Corporation                             (holding company) since August
                            (holding company) 1993-2001.                                 2002; Director, Webfinancial
                                                                                         Corporation (holding company)
                                                                                         since December 2002; Director,
                                                                                         State Theatre of New Jersey
                                                                                         (not-for-profit theater) since
                                                                                         2000; Formerly, Director,
                                                                                         Kevlin Corporation
                                                                                         (manufacturer of microwave and
                                                                                         other products).
--------------------------- ---------------------------------------- ------------------- --------------------------------
William E. Rulon (70)       Retired. Senior Vice President,          35                  Director, Pro-Kids Golf and
Director                    Foodmaker. Inc. (operator and                                Learning Academy (teach golf
                            franchiser of restaurants) until                             and computer usage to "at
                            January 1997.                                                risk" children) since 1998;
                                                                                         Director, Prandium, Inc.
                                                                                         (restaurants) from March 2001
                                                                                         until July 2002.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Candace L. Straight (55)    Private investor and consultant          35                  Director, Providence
Director                    specializing in the insurance                                Washington (property and
                            industry; Advisory Director, Securitas                       casualty insurance company)
                            Capital LLC (a global private equity                         since December 1998; Director,
                            investment firm dedicated to making                          Summit Global Partners
                            investments in the insurance sector).                        (insurance brokerage firm)
                                                                                         since October 2000.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Director who is an "Interested Person"

-------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (74)     Member, Investment Policy Committee,     35                  Director, Legg Mason, Inc.
Director                    Edward Jones 1993 - 2001; President,                         (financial services holding
                            Securities Industry Association company) since 1993;         company) since 1993; Director,
                            Director,   ("SIA")  (securities  industry's  Boston         Boston Financial Group (real
                            Financial Group (real  representative  in government         estate and tax shelters)
                            relations  estate and tax shelters)  and  regulatory         1993-1999.
                            matters at the federal 1993-1999.  and state levels)
                            1974  -  1992;  Adviser  to  SIA,  November  1992  -
                            November 1993.

-------------------------------------------------------------------------------------------------------------------------


                                                           41




* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman, LLC. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2004, and 2005, respectively, and at each third annual meeting of stockholders thereafter.


INFORMATION ABOUT THE OFFICERS OF THE FUND (OTHER THAN THOSE LISTED ABOVE)
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                              POSITION AND LENGTH OF
                                              ----------------------
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                        PRINCIPAL OCCUPATION(S)
--------------------------                        ---------------                        -----------------------

----------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (46)                      Secretary since 2003             Vice President-Mutual Fund Board Relations,
                                                                              NB Management since 2000; Vice President,
                                                                              Neuberger Berman since 2002 and employee
                                                                              since 1999; Vice President, NB Management
                                                                              from 1986 to 1999; Secretary, eight
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (four since 2002 and one since
                                                                              2003).
----------------------------------------------------------------------------------------------------------------------------
Robert Conti (46)                            Vice President since 2003        Senior Vice President, Neuberger Berman
                                                                              since 2003; Vice President, Neuberger Berman
                                                                              from 1999 until 2003; Senior Vice President,
                                                                              NB Management since 2000; Controller, NB
                                                                              Management until 1996; Treasurer, NB
                                                                              Management from 1996 until 1999; Vice
                                                                              President, eight registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator (three
                                                                              since 2000, four since 2002 and one since
                                                                              2003).
----------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (49)                        Vice President since 2003        Managing Director, Neuberger Berman since
                                                                              1999; Senior Vice President, NB Management
                                                                              since 2000; Vice President, NB Management
                                                                              from 1997 until 1999; Vice President, eight
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                              POSITION AND LENGTH OF
                                              ----------------------
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                        PRINCIPAL OCCUPATION(S)
--------------------------                        ---------------                        -----------------------

----------------------------------------------------------------------------------------------------------------------------

                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (three since 2000, four since
                                                                              2002 and one since 2003).
----------------------------------------------------------------------------------------------------------------------------
Sheila R. James (37)                       Assistant Secretary since 2003     Employee, Neuberger Berman since 1999;
                                                                              Employee, NB Management from 1991 to 1999;
                                                                              Assistant Secretary, eight registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (seven since 2002 and one since 2003).
----------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (47)                           Assistant Secretary Since 2003     Employee, Neuberger Berman since 1999;
                                                                              Employee NB Management from 1993 to 1999;
                                                                              Assistant Secretary, eight registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (since 2003).
----------------------------------------------------------------------------------------------------------------------------
John M. McGovern (33)                      Assistant Treasurer since 2003     Employee, NB Management since 1993;
                                                                              Assistant Treasurer, eight registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (seven since 2002 and one since 2003).
----------------------------------------------------------------------------------------------------------------------------
Barbara Muinos (44)                      Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999;
                                         and Accounting Officer since 2003    Assistant Vice President, NB Management from
                                                                              1993 to 1999; Treasurer and Principal
                                                                              Financial and Accounting Officer, eight
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (seven since 2002 and one since
                                                                              2003); Assistant Treasurer of three
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator from 1996 until 2002.
----------------------------------------------------------------------------------------------------------------------------
Frederic B. Soule (56)                       Vice President since 2003        Senior Vice President, Neuberger Berman
                                                                              since 2003; Vice President, Neuberger Berman
                                                                              from 1999 until 2003; Vice President, NB
                                                                              Management from 1995 until 1999; Vice
                                                                              President, eight registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator (three
                                                                              since 2000, four since 2002 and one since
                                                                              2003).
----------------------------------------------------------------------------------------------------------------------------
Trani Jo Wyman (33)                        Assistant Treasurer since 2003     Employee, NB Management since 1991;
                                                                              Assistant Treasurer, eight registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (seven since 2002 and one since 2003).
----------------------------------------------------------------------------------------------------------------------------


--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Committees
----------


         The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

         AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp.

         CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

         CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members are Independent Fund Directors.

         EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rivkin and Mr. Sundman are Independent Fund Directors.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. The Nominating Committee is composed entirely of Independent Fund Directors; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia
A. Brandon, Secretary, Neuberger Berman Income Opportunity Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

         PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

         PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Jack L. Rivkin, Robert
A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. All members except for Mr. Rivkin and Mr. O'Brien are Independent Fund Directors.

         The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Compensation
------------


         The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2003. For the calendar year ended December 31, 2002, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.


         The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

                              TABLE OF COMPENSATION
                              ---------------------

                                                             Total Compensation
                                                             from Fund and
                                      Estimated Aggregate    Neuberger Berman
                                      Compensation           Fund Complex
Name and Position With the Fund       From the Fund*         Paid to Directors
-------------------------------       -------------------    -------------------

Independent Fund Directors
--------------------------

John Cannon                           $2,060                 $77,500
Director

Faith Colish                          $2,060                 $77,500
Director

Walter G. Ehlers                      $2,060                 $77,500
Director

C. Anne Harvey                        $2,060                 $77,500
Director

Barry Hirsch                          $2,060                 $77,500
Director

Robert A. Kavesh                      $2,060                 $77,500
Director

Howard A. Mileaf                      $2,060                 $77,500
Director

John P. Rosenthal                     $2,060                 $70,000
Director

William E. Rulon                      $2,060                 $77,500
Director

Cornelius T. Ryan                     $2,060                 $77,500
Director

Tom Decker Seip                       $2,060                 $77,500
Director

Candace L. Straight                   $2,060                 $77,500
Director

Peter P. Trapp                        $2,060                 $62,500
Director

Directors who are "Interested Persons"
--------------------------------------

Edward I. O'Brien                     $2,060                 $70,000
Director

Jack L. Rivkin                        $0                     $0
Director and President

                                                             Total Compensation
                                                             from Fund and
                                      Estimated Aggregate    Neuberger Berman
                                      Compensation           Fund Complex
Name and Position With the Fund       From the Fund*         Paid to Directors
-------------------------------       -------------------    -------------------

Peter E. Sundman                      $0                     $0
Director, Chairman of the Board
and Chief Executive Officer



         * Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending October 31, 2003.

OWNERSHIP OF SECURITIES

         Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

         Set forth below is the dollar range of equity securities owned by each Director as of 12/31/02.


--------------------------------------------------------------------------------
                                 Aggregate Dollar Range of Equity Securities in
Name of Director                 all Registered Investment Companies Overseen
                                 by Director in Family of Investment Companies*

--------------------------------------------------------------------------------
Independent Fund Directors
--------------------------------------------------------------------------------
John Cannon                      $50,001 - $100,000
--------------------------------------------------------------------------------
Faith Colish                     Over $100,000
--------------------------------------------------------------------------------
Walter G. Ehlers                 Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                   $10,001 - $50,000
--------------------------------------------------------------------------------
Barry Hirsch                     Over $100,000
--------------------------------------------------------------------------------
Robert A. Kavesh                 $10,001 - $50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                 Over $100,000
--------------------------------------------------------------------------------
John P. Rosenthal                Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                 Over $100,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                Over $100,000
--------------------------------------------------------------------------------
Tom Decker Seip                  $1 - $10,000
--------------------------------------------------------------------------------
Candace L. Straight              Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                   $10,001 - $50,000
--------------------------------------------------------------------------------
Directors who are "Interested Persons"
--------------------------------------------------------------------------------
Edward I. O'Brien                Over $100,000
--------------------------------------------------------------------------------
Jack L. Rivkin                   None
--------------------------------------------------------------------------------
Peter E. Sundman                 Over $100,000
--------------------------------------------------------------------------------

* Valuation as of December 31, 2002

Independent Fund Directors Ownership of Securities
--------------------------------------------------

         As of 12/31/02, no Independent Fund Director (or his/her immediate family members) owned securities of Neuberger Berman or securities of any entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

Codes of Ethics
---------------


         The Fund, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------


         NB Management will serve as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of June __, 2003 ("Management Agreement"). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds and other registered investment companies. As of March 31, 2003, NB Management and its affiliates had approximately $56.3 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.


         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

         The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or Administration Agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determines that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

         NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman, LLC), who also serve as officers of NB Management, currently serve as Directors and officers of the Fund. See "Directors and Officers."

         Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund's average daily total assets (including the assets attributable to the proceeds from any financial leverage) minus liabilities (other than liabilities related to any leverage) (the "Managed Assets"). The liquidation preference of the Preferred Shares is not a liability or permanent equity.


         NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated as of June __, 2003 ("Administration Agreement"). Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the Fund's exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.


         For administrative services, the Fund pays NB Management at the annual rate of 0.25% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors.


         From the commencement of the Fund's operations through October 31, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:



---------------------------------------------------------------------------------------
                    PERCENTAGE WAIVED (ANNUAL RATE    PERCENTAGE WAIVED (ANNUAL RATE
                     AS A PERCENTAGE OF NET ASSETS     AS A PERCENTAGE OF NET ASSETS
                    ATTRIBUTABLE TO COMMON SHARES -   ATTRIBUTABLE TO COMMON SHARES -
FISCAL PERIOD        ASSUMING NO PREFERRED SHARES         ASSUMING THE ISSUANCE
ENDING OCTOBER 31,    ARE ISSUED OR OUTSTANDING)          PREFERRED SHARES(2))
--------------------------------------------------------------------------------------
2003(1)                            0.25%                              0.37%
--------------------------------------------------------------------------------------
2004                               0.25%                              0.37%
--------------------------------------------------------------------------------------
2005                               0.25%                              0.37%
--------------------------------------------------------------------------------------
2006                               0.25%                              0.37%
--------------------------------------------------------------------------------------
2007                               0.25%                              0.37%
--------------------------------------------------------------------------------------
2008                               0.25%                              0.37%
--------------------------------------------------------------------------------------
2009                               0.19%                              0.28%
--------------------------------------------------------------------------------------
2010                               0.13%                              0.19%
--------------------------------------------------------------------------------------
2011                               0.07%                              0.10%
--------------------------------------------------------------------------------------



(1) From the commencement of the Fund's operations.


(2) Assumes the issuance of Preferred Shares in an amount equal to 33% of the Fund's net assets (after issuance).

NB Management will discontinue waiving any portion of its fees beyond October 31, 2011.


         The Management Agreement continues until _____, 200__. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and
(2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

         The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by

NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

         Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-adviser
-----------

         NB Management will retain Neuberger Berman, LLC, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated as of June ___, 2003 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman, LLC will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

         The Sub-Advisory Agreement continues until ______, 200__ and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

       The Sub-Advisory Agreement provides that Neuberger Berman shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Board Consideration of the Management and Sub-advisory Agreements
-----------------------------------------------------------------


         In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

         With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's equity research and trading capabilities. They discussed the recent and long-term performance of the other equity funds managed by NB Management and Neuberger Berman. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems. With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement and Administration Agreement. The Board reviewed information about the rates of compensation paid to investment advisers, and the overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

         The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters also were considered separately by the Independent Fund Directors meeting with experienced 1940 Act counsel selected by the Independent Fund Directors.


Management and Control of Nb Management and Neuberger Berman
------------------------------------------------------------


         The Directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Jack L. Rivkin, Director and Chairman; Peter E. Sundman, Director and President; Heidi L. Steiger, Director; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Treasurer; Matthew S. Stadler, Senior Vice President and Chief Financial Officer.

         The officers and employees of Neuberger Berman, LLC, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, LLC, are: Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Jack L. Rivkin,

Executive Vice President and Chief Investment Officer; Heidi L. Steiger, Executive Vice President; Peter E. Sundman, Executive Vice President; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Robert Conti, Senior Vice President; John D. DeStefano, Senior Vice President; Joseph G. Galli, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Maxine L. Gerson, Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn, Senior Vice President; George T. Hartigan, Senior Vice President; Barbara R. Katersky, Senior Vice President; Judith Ann Kenney, Senior Vice President; Diane E. Lederman, Senior Vice President; Vincent Lupo, Jr., Senior Vice President, Shari Mason, Senior Vice President, Domenick Migliorato, Senior Vice President; Andrew Provencher, Senior Vice President; Jane S. Ringel, Senior Vice President; Steven S. Rogers, Senior Vice President; David Root, Senior Vice President; Frederic B. Soule, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Darren Susi, Senior Vice President; Richard J. Szelc, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; and Marvin C. Schwartz, Managing Director.

         Mr. Sundman and Mr. Rivkin are Directors and officers of the Fund. Mr. Gaffney, Mr. Conti and Mr. Soule are officers of the Fund.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman, former principals and their affiliates. The inside Directors and officers of Neuberger Berman Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Peter E. Sundman, Director and Executive Vice President; Heidi L. Steiger, Executive Vice President; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Lawrence Zicklin, Vice Chairman and Director; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.


                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions
-----------------------------------------------

         Investment decisions for the Fund and for the other investment advisory clients of NB Management are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.


         The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, other Neuberger Berman funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.


         The Fund has applied with the Securities and Exchange Commission for an order to permit the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services would be provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who is not involved in the securities lending intermediary's lending agency operations. Neuberger Berman would receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order requested by the Fund would also permit Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions. There is no guarantee that the Fund will receive the requested order.

Brokerage and Research Services
-------------------------------

         As of the date of this SAI the Fund had not commenced operations and had not paid any brokerage commissions.

         Neuberger Berman acts as principal broker for the Fund, subject to periodic evaluation by the Portfolio Transactions Committee of the quality and cost of execution.

         In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

         The use of Neuberger Berman as a broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Fund and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).


         Under the 1940 Act, commissions paid by the Fund to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman must be (1) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Directors not to be comparable to the Fund, and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

         A committee of Independent Directors from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Directors.

         To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

         Under policies adopted by the Board of Directors, Neuberger Berman may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Directors who is not affiliated with Neuberger Berman reviews confirmation of each agency cross-trade in which the Fund participates.

         The Fund expects that it will execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by those brokers.

         In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein, a practice specifically permitted by the federal securities laws. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

         A committee comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of several Neuberger Berman registered investment companies, or series thereof, (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB

Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other Neuberger Berman funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting fund transactions on behalf of the other NB Funds and by Neuberger Berman from brokers effecting fund transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

         The Asset Allocation Committee's members will consist of Jack L. Rivkin, Wayne C. Plewniak and Steven R. Brown.

         Mr. Rivkin is an Executive Vice President, the Chief Investment Officer and head of the Research and Research Sales Departments of Neuberger Berman, LLC. Mr. Rivkin also serves as Chairman and a Director of NB Management Inc. From September 1995 to February 2002, he was an Executive Vice President of Citigroup Inc.

         Mr. Plewniak, a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC, will be the person primarily responsible for making decisions as to specific action to be taken with respect to the high-yield corporate debt portion of the Fund's portfolio. Daniella Coules and Robert S. Franklin, Vice Presidents of NB Management, and Managing Directors of Neuberger Berman, LLC, will provide assistance in managing the high-yield corporate debt portion of the Fund's portfolio.

         Mr. Brown, who is a Vice President of NB Management and a Managing Director of Neuberger Berman, will be the person primarily responsible for making decisions as to specific action to be taken with respect to the real estate portion of the Fund's portfolio.


                                  DISTRIBUTIONS


         As described in the Prospectus, initial dividends to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain more stable monthly dividends, it will initially (prior to its first dividend), and may from time to time thereafter, distribute less than the entire amount of net investment income it earns in a particular period. Such undistributed net investment income would be available to supplement future dividends, including dividends that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares, if any. As a result, the dividends the Fund pays for any particular period may be more or less than the amount of net investment income it actually earns during such period. Undistributed net investment income will be included in the Fund's NAV and, correspondingly, dividends from undistributed net investment income will reduce that NAV.

         For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Stockholders, see the Prospectus under "Use of Leverage."

         While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause it to incur federal income and/or excise tax and, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC. See "Tax Matters."


                              DESCRIPTION OF SHARES

Common Shares
-------------

         The Fund's Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Shares will be issued with a par value of $0.0001 per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

         The Common Shares are expected to be listed on the AMEX. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other closed-end funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares as a result of payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend solely upon the Fund's NAV but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund" and the Fund's Prospectus under "Use of Leverage."


Preferred Shares
----------------

         The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

         The Board has indicated its intention to authorize an offering of Preferred Shares (representing approximately 33% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in the Prospectus and this SAI. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a Preferred Shares offering, the Board has indicated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days or 28 days); by providing for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

         As used in this SAI, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common Shares and Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

         LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 33% of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

         DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

         LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

         Holders of Preferred Shares would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.


         The discussion above describes the Board's current intention with respect to a possible offering of Preferred Shares. If the Board determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Articles and Bylaws.


               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION


         The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Articles require a vote by a majority of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act ("Independent Directors"), of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of 75% of the Directors, including a majority of the
Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.


         The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

         Reference should be made to the Articles on file with the SEC for the full text of these provisions.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND


         The Fund is a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

         Notwithstanding the foregoing, at any time when the Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

         See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the Prospectus and "Certain Provisions in the Articles of Incorporation" in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the AMEX. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks - Risk of Leverage."

         Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.


                                   TAX MATTERS

         Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Shares as a capital asset. This discussion is based on present provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

         The Fund intends to qualify each year for treatment as a RIC. To qualify for that treatment, the Fund must, among other things:

                  (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

                  (b) distribute  with respect to each taxable year at least 90%
         of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

                  (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses ("Diversification Requirements").

         If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. Those distributions would be eligible for the dividends-received deduction in the case of corporate stockholders under certain circumstances; and pursuant to the 2003 Tax Act (as defined under "- Recent Developments" below), those distributions generally would qualify to be taxed at the same maximum tax rate as net capital gain (15%) for individual taxpayers. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

         The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income and net capital gain. The Fund may, however, retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. See "Taxation of the Stockholders" for a description of the Fund's stockholders' treatment of retained net capital gain.

         To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus
(2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from prior years, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.


TAXATION OF THE STOCKHOLDERS


DISTRIBUTIONS. As long as the Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its earnings and profits. A portion of those distributions may be eligible for the dividends-received deduction available to corporations, but that portion is not expected to be significant; a portion of those distributions also will be eligible for the new reduced maximum rate of tax on individuals' dividends (see "- Recent Developments" below). The eligible portion, in each case, may not exceed the aggregate dividends the Fund receives from domestic corporations, excluding, for purposes of the dividends - received deduction, REITs (and Capital Gain Dividends thus are not eligible for the deduction or reduced tax rate). However, Fund dividends a corporate stockholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax. Corporate stockholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction. Distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held the shares in the Fund.


         Distributions (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a distribution equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their NAV, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

         Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's NAV reflects gains that are either unrealized or realized but not distributed, or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price the stockholder paid).

         If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.

         If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares a Fund stockholder owns would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax credited by the stockholder under clause (2) of the preceding sentence.

         The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.


         SALE OR REDEMPTION OF SHARES. A stockholder's sale or other disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder's basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received (or the stockholder's share of any undistributed capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of Common Shares will be disallowed if other Common Shares are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

         Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the Internal Revenue Service ("Service") a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholders who fail to properly furnish the Fund with a correct taxpayer identification number. Withholding also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rates are (1) 30% for amounts paid during 2003, (2) 29% for amounts paid during 2004 and 2005, and (3) 28% for amounts paid during 2006 through 2010, except that, under the 2003 Tax Act, the 28% rate would apply for the entire period 2003 through 2010; the backup withholding rate will increase to 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         CERTAIN REAL ESTATE COMPANIES. Income that the Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated as qualifying income under the Income Requirement only to the extent that income is attributable to the RE Partnership's income items that would be qualifying income if realized directly by the RIC in the same manner as realized by the RE Partnership. The Service also issued a revenue procedure and numerous private letter rulings (which rulings may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a RIC that invests in a certain type of partnership (a so called "master fund") should be treated as owning a proportionate share of the partnership's assets for purposes of the Diversification Requirements. It is unclear whether the Service would apply the same holding to other types of partnerships. Accordingly, the Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

         REMICS. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but that may apply retroactively, the portion of a REIT's income that is attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events and will be allocated to the REIT's shareholders (which may include the Fund) in proportion to the dividends they receive. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to its stockholders in proportion to the dividends they receive, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to certain tax-exempt entities
(including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and public charities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income.

If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

         HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of the gains and losses the Fund recognizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.


         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

         FOREIGN SECURITIES. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock
(collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         RECENT DEVELOPMENTS. Shortly before the date of this SAI, Congress adopted the "Jobs and Growth Tax Relief Reconciliation Act of 2003" ("2003 Tax Act"), which President Bush has indicated he would sign into law. Among other things, the 2003 Tax Act would reduce the maximum federal income tax rate for individuals on certain dividends -- though not including dividends paid by a RIC that are attributable to interest income, which the Fund expects a significant part of its income to be -- for the years 2003 through 2008 to 15%, which also would be the new reduced rate for net capital gain that individuals realize on sales and exchanges of capital assets. Because of the extremely limited amount of time between Congress's adoption of the 2003 Tax Act and the date of this SAI, the Fund and its advisers have not had the opportunity to fully evaluate its effect on the foregoing tax discussion (assuming that it is signed into law). Accordingly, prospective investors are urged to consult their tax advisers regarding that effect.

                                      * * *

         The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.

                             REPORTS TO STOCKHOLDERS

         Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

           MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION


         EXCHANGE-TRADED LIQUIDITY. Common Shares are expected to be listed on the AMEX, which will provide investors with liquidity, convenience, and daily price visibility through electronic services and newspaper stock tables. Share prices will fluctuate with market conditions.

         ABOUT NEUBERGER BERMAN. Neuberger Berman has more than 60 years experience managing clients' assets. The firm and its affiliates manage approximately $56.3 billion in total assets as of March 31, 2003. Firm-wide, Neuberger Berman's portfolio managers have an average of 26 years industry experience, so they're experienced at navigating a wide range of market conditions. The firm has a tradition of independent, fundamental research.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT


         State Street Bank & Trust Company, 225 Franklin Street, Boston MA 02110, will serve as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, Attn: Stock Transfer Administration, 101 Barclay Street, 11 E New York, New York 10286, will serve as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.


                              INDEPENDENT AUDITORS


         Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, will serve as independent auditors for the Fund. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.


                                     COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, will pass upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT


         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the

Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration
Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                         REPORT OF INDEPENDENT AUDITORS

                                 [To be filed.]

                               FINANCIAL STATEMENT

                                 [To be filed.]

                                                                      APPENDIX A

                   CERTAIN MARKET AND PERFORMANCE INFORMATION



THE COMBINED BENEFITS OF INVESTING IN HIGH-YIELD DEBT SECURITIES AND REAL ESTATE COMPANIES (INCLUDING REITS)

The Fund invests in real estate companies that derive at least 50% of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate. REITs are a type of real estate company that pools investors' funds for investment primarily in income-producing real estate or real estate-related loans (such as mortgages) or other real estate-related interests. A REIT may invest in many different types of real estate, which typically include office, retail, industrial, hotel and apartment buildings and healthcare facilities.

Investing in high-yield corporate debt securities, while adding a measure of higher volatility to a portfolio, can help diversify risk exposure and add yield to portfolios. High-yield debt securities tend to perform differently from other debt securities and from stocks, making them a powerful diversification tool. However, there can be no assurance that adding these types of securities to your portfolio will protect against loss.

A COMBINATION OF HIGH-YIELD DEBT SECURITIES AND REAL ESTATE COMPANIES (INCLUDING REITS) CAN PROVIDE A NUMBER OF IMPORTANT BENEFITS:

o         ATTRACTIVE HISTORICAL RISK/RETURN PROFILE

          To help manage risk, the high-yield corporate debt security portion of the portfolio focuses on intermediate duration bonds (with maturities of ten years or less) rated at the time of investment Ba or lower by Moody's or BB or lower by Standard and Poor's, or if unrated by either of those entities, determined by Neuberger Berman Management, Inc. to be of comparable quality.

          The risk/return profile of Ba-rated debt securities--the type of debt securities sought by the Fund--is represented in the chart below by the Lehman Brothers Intermediate Ba U.S. High Yield Index. This segment of the high-yield market has generated comparable or higher returns with less risk than the broader high-yield market AND a variety of equity asset classes. REITs, as represented by the NAREIT (National Association of Real Estate Invetment Trusts) Equity REIT Index, have generated comparable or higher returns relative to other equity asset classes with significantly less risk. Of course, past performance does not indicate future results.

COMPARATIVE RISK/RETURN PROFILE (15 Years Ending March 2003)

[Chart graphic omitted. The chart contains the following plot points:

Index                                                      Risk (%)   Return (%)
--------                                                  --------    ----------

Lehman Brothers U.S. Corporate High Yield Index               7.73       7.90
Lehman Brothers Intermediate Ba U.S. High Yield Index         5.40       8.64
S&P 500 Index                                                14.72      10.82
Russell 2000 Index                                           18.34       8.15
NASDAQ Composite                                             25.27       8.87
MSCI EAFE Index                                              16.99       1.85
NAREIT Equity REIT Index                                     11.88       9.77]


Source: Lehman Brothers, Bloomberg, Standard & Poor's, Frank Russell Co., Morgan Stanley Capital International (MSCI), NAREIT. Risk is measured by standard deviation, or how much a security's return has varied from its average return over the period shown. In general, a lower standard deviation indicates lower volatility and therefore lower historical risk. The returns and risks shown are historical averages for each index, and do not represent the actual performance of the Fund, which is new and has no performance record. The performance of a portfolio composed of individual securities will differ from the average performance of the relevant indices. Past performance is not a guarantee of its future performance. The performances shown are long-term averages. Over short periods, these indices often displayed considerably higher volatility.

o        HIGH CURRENT INCOME POTENTIAL

                  In the prevailing low interest rate environment, investors have found it increasingly difficult to obtain the investment income they expect. The chart below illustrates the yield advantage of high-yield debt securities and REITs relative to other asset classes as of March 2003.

YIELDS OF MAJOR ASSET CLASSES As of March 2003

[Bar chart graphic omitted. The bar chart contains the following plot points:

                                        Dividend Yield
                                      ------------------
High Yield (Intermediate Ba)                7.66%
Equity REITs                                7.21%
Investment Grade Bonds                      3.94%
10-Year Treasury Notes                      3.80%
S&P 500 Index                               1.92%
3-Month Treasury Bills                      1.12%]


Source: Bloomberg, Federal Reserve, NAREIT, Lehman Brothers, Standard & Poor's. High-Yield Bonds (Intermediate Ba) represented by the Lehman Brothers Intermediate Ba U.S. Corporate High-yield Index. Equity REITs represented by the NAREIT Equity REIT Index. Investment Grade Bonds represented by the Lehman Brothers U.S. Aggregate Index. Yields are as of the dates shown and will fluctuate based on many factors. Treasury yields reflect market yields, which typically differ from the yield at the time the bond was issued (i.e. coupon). Investors cannot invest directly in an index. There can be no assurance that historical dividend yields will be repeated in the future. You should not expect that these yields will match actual yields of an investment in the Fund, which is new and has no performance record.

o        YIELD ADVANTAGE OVER U.S. TREASURY SECURITIES

                  The yield advantage of intermediate high-yield debt securities and real estate companies (including REITs) over U.S. Treasury securities remains wide by historical standards. As of March 31, 2003, intermediate high-yield debt securities and REITs respectively yielded 3.86% and 3.41% more than 10-year U.S. Treasury bonds, compared to a historical average difference of 3.50% and 0.80%, respectively, from January 1987 - March 2003. Of course, high-yield corporate debt securities and equity REITS are subject to credit risk, while U.S. Treasury securities are guaranteed as to the payment of principal and interest by the U.S. Government.

COMPARATIVE ASSET CLASS YIELDS

JANUARY 1987 - MARCH 2003

[Line graph chart graphic omitted. The line graph contains the following plot points:

                  LEHMAN BROTHERS
                  INTERMEDIATE Ba
YIELD AS OF       U.S. HIGH YIELD INDEX    EQUITY REITs      US 10-YR TREASURY

   Jan-87                 11.53%              7.25%              7.18%
   Feb-87                 11.23%              7.08%              7.16%
   Mar-87                 11.24%              6.77%              7.54%
   Apr-87                 12.10%              7.18%              8.18%
   May-87                 12.04%              7.56%              8.46%
   Jun-87                 11.88%              7.88%              8.37%
   Jul-87                 11.97%              7.70%              8.65%
   Aug-87                 12.13%              7.98%              8.97%
   Sep-87                 12.81%              7.65%              9.59%
   Oct-87                 13.63%              9.25%              8.88%
   Nov-87                 13.36%              8.87%              8.97%
   Dec-87                 13.21%              8.73%              8.86%
   Jan-88                 12.82%              8.15%              8.26%
   Feb-88                 12.79%              7.92%              8.15%
   Mar-88                 13.12%              7.95%              8.54%
   Apr-88                 13.37%              8.04%              8.89%
   May-88                 13.19%              8.23%              9.15%
   Jun-88                 13.09%              7.94%              8.87%
   Jul-88                 13.00%              7.89%              9.11%
   Aug-88                 13.47%              8.00%              9.24%
   Sep-88                 12.05%              7.89%              8.94%
   Oct-88                 12.06%              7.98%              8.64%
   Nov-88                 12.12%              8.20%              9.05%
   Dec-88                 12.20%              8.57%              9.14%
   Jan-89                 12.25%              8.41%              8.98%
   Feb-89                 12.35%              8.31%              9.30%
   Mar-89                 12.81%              8.44%              9.28%
   Apr-89                 12.82%              8.34%              9.05%
   May-89                 12.56%              8.27%              8.60%
   Jun-89                 12.31%              8.04%              8.08%
   Jul-89                 12.29%              7.78%              7.80%
   Aug-89                 12.20%              7.68%              8.25%
   Sep-89                 12.48%              7.81%              8.29%
   Oct-89                 12.84%              8.12%              7.91%
   Nov-89                 13.02%              8.22%              7.83%
   Dec-89                 12.80%              8.42%              7.94%
   Jan-90                 13.09%              8.81%              8.42%
   Feb-90                 13.83%              8.73%              8.52%
   Mar-90                 13.80%              8.90%              8.63%
   Apr-90                 14.45%              8.78%              9.02%
   May-90                 13.85%              8.81%              8.60%
   Jun-90                 13.58%              9.25%              8.41%
   Jul-90                 13.67%              9.15%              8.34%
   Aug-90                 14.36%              9.86%              8.85%
   Sep-90                 15.62%             10.68%              8.80%
   Oct-90                 16.94%             11.12%              8.62%
   Nov-90                 17.01%             10.23%              8.25%
   Dec-90                 15.36%             10.15%              8.07%
   Jan-91                 15.37%              9.27%              8.01%
   Feb-91                 14.24%              8.69%              8.03%
   Mar-91                 13.20%              8.17%              8.06%
   Apr-91                 12.69%              7.88%              8.01%
   May-91                 12.06%              7.75%              8.06%
   Jun-91                 11.77%              8.02%              8.23%
   Jul-91                 11.85%              7.96%              8.15%
   Aug-91                 11.39%              8.34%              7.82%
   Sep-91                 11.22%              8.12%              7.45%
   Oct-91                 10.89%              8.19%              7.46%
   Nov-91                 10.86%              8.38%              7.38%
   Dec-91                 11.49%              7.85%              6.70%
   Jan-92                 10.98%              7.42%              7.27%
   Feb-92                 10.54%              7.78%              7.25%
   Mar-92                 10.48%              7.91%              7.53%
   Apr-92                 10.67%              7.98%              7.58%
   May-92                 10.60%              7.72%              7.32%
   Jun-92                 10.83%              7.80%              7.12%
   Jul-92                 10.04%              7.53%              6.71%
   Aug-92                 10.03%              7.36%              6.60%
   Sep-92                  9.74%              7.25%              6.35%
   Oct-92                  9.65%              7.30%              6.79%
   Nov-92                  9.80%              7.20%              6.94%
   Dec-92                  9.72%              7.10%              6.69%
   Jan-93                  8.81%              6.70%              6.36%
   Feb-93                  8.54%              6.36%              6.02%
   Mar-93                  8.62%              5.93%              6.02%
   Apr-93                  8.28%              6.24%              6.01%
   May-93                  8.31%              6.38%              6.15%
   Jun-93                  7.88%              6.22%              5.78%
   Jul-93                  7.64%              6.15%              5.81%
   Aug-93                  7.84%              6.18%              5.45%
   Sep-93                  8.20%              5.85%              5.38%
   Oct-93                  7.87%              6.16%              5.43%
   Nov-93                  8.15%              6.61%              5.82%
   Dec-93                  8.12%              6.81%              5.79%
   Jan-94                  7.63%              6.77%              5.64%
   Feb-94                  7.76%              6.62%              6.13%
   Mar-94                  8.92%              6.96%              6.74%
   Apr-94                  9.49%              6.97%              7.04%
   May-94                  9.51%              6.89%              7.15%
   Jun-94                  9.55%              7.13%              7.32%
   Jul-94                  9.43%              7.24%              7.11%
   Aug-94                  9.37%              7.28%              7.17%
   Sep-94                  9.63%              7.44%              7.60%
   Oct-94                  9.78%              7.79%              7.81%
   Nov-94                 10.12%              8.18%              7.91%
   Dec-94                 10.21%              7.67%              7.82%
   Jan-95                 10.02%              7.95%              7.58%
   Feb-95                  9.56%              7.87%              7.20%
   Mar-95                  9.58%              7.96%              7.20%
   Apr-95                  9.24%              8.04%              7.06%
   May-95                  8.68%              7.79%              6.28%
   Jun-95                  8.70%              7.69%              6.20%
   Jul-95                  8.58%              7.67%              6.43%
   Aug-95                  8.74%              7.67%              6.28%
   Sep-95                  8.70%              7.51%              6.18%
   Oct-95                  8.79%              7.69%              6.02%
   Nov-95                  8.68%              7.75%              5.74%
   Dec-95                  8.47%              7.37%              5.57%
   Jan-96                  8.19%              7.23%              5.58%
   Feb-96                  8.36%              7.24%              6.10%
   Mar-96                  8.65%              7.35%              6.33%
   Apr-96                  8.85%              7.49%              6.67%
   May-96                  9.00%              7.35%              6.85%
   Jun-96                  8.94%              7.28%              6.71%
   Jul-96                  9.07%              7.33%              6.79%
   Aug-96                  9.00%              7.22%              6.94%
   Sep-96                  8.62%              7.03%              6.70%
   Oct-96                  8.47%              6.87%              6.34%
   Nov-96                  8.21%              6.65%              6.04%
   Dec-96                  8.29%              6.05%              6.42%
   Jan-97                  8.22%              6.02%              6.49%
   Feb-97                  8.17%              6.07%              6.55%
   Mar-97                  8.86%              6.12%              6.90%
   Apr-97                  8.50%              6.40%              6.72%
   May-97                  8.23%              6.28%              6.66%
   Jun-97                  8.03%              6.06%              6.50%
   Jul-97                  7.46%              5.83%              6.01%
   Aug-97                  7.89%              5.91%              6.34%
   Sep-97                  7.61%              5.45%              6.10%
   Oct-97                  7.74%              5.61%              5.83%
   Nov-97                  7.73%              5.58%              5.87%
   Dec-97                  7.71%              5.48%              5.74%
   Jan-98                  7.35%              5.46%              5.51%
   Feb-98                  7.50%              5.54%              5.62%
   Mar-98                  7.47%              5.55%              5.65%
   Apr-98                  7.57%              5.97%              5.67%
   May-98                  7.55%              6.07%              5.55%
   Jun-98                  7.64%              6.13%              5.45%
   Jul-98                  7.63%              6.49%              5.49%
   Aug-98                  8.46%              7.22%              4.98%
   Sep-98                  8.04%              6.88%              4.42%
   Oct-98                  8.45%              7.17%              4.61%
   Nov-98                  8.03%              7.20%              4.71%
   Dec-98                  8.29%              7.47%              4.65%
   Jan-99                  7.80%              7.41%              4.65%
   Feb-99                  8.15%              7.61%              5.29%
   Mar-99                  8.23%              7.96%              5.24%
   Apr-99                  8.10%              7.28%              5.35%
   May-99                  8.58%              7.18%              5.62%
   Jun-99                  8.91%              7.34%              5.78%
   Jul-99                  8.96%              7.72%              5.90%
   Aug-99                  9.25%              7.90%              5.97%
   Sep-99                  9.36%              8.27%              5.88%
   Oct-99                  9.65%              8.52%              6.02%
   Nov-99                  9.61%              8.77%              6.19%
   Dec-99                  9.58%              8.70%              6.44%
   Jan-00                 10.01%              8.52%              6.67%
   Feb-00                 10.19%              8.46%              6.41%
   Mar-00                 10.61%              8.30%              6.00%
   Apr-00                 11.25%              7.78%              6.21%
   May-00                 11.33%              7.78%              6.27%
   Jun-00                 10.59%              7.61%              6.03%
   Jul-00                 10.32%              7.02%              6.03%
   Aug-00                  9.87%              7.42%              5.73%
   Sep-00                 10.00%              7.45%              5.80%
   Oct-00                 10.18%              7.92%              5.75%
   Nov-00                  9.85%              7.85%              5.47%
   Dec-00                  9.95%              7.52%              5.11%
   Jan-01                  9.42%              7.23%              5.11%
   Feb-01                  8.99%              7.43%              4.90%
   Mar-01                  8.98%              7.48%              4.92%
   Apr-01                  9.09%              7.26%              5.34%
   May-01                  8.58%              7.18%              5.38%
   Jun-01                  9.05%              6.84%              5.41%
   Jul-01                  8.80%              7.07%              5.05%
   Aug-01                  8.71%              7.06%              4.83%
   Sep-01                 10.00%              7.43%              4.59%
   Oct-01                  9.25%              7.64%              4.23%
   Nov-01                  8.80%              7.30%              4.75%
   Dec-01                  9.15%              7.14%              5.05%
   Jan-02                  8.89%              6.79%              5.03%
   Feb-02                  9.36%              6.72%              4.88%
   Mar-02                  8.80%              6.44%              5.40%
   Apr-02                  8.54%              6.41%              5.09%
   May-02                  9.56%              6.35%              5.05%
   Jun-02                  9.52%              6.21%              4.80%
   Jul-02                 10.10%              6.64%              4.46%
   Aug-02                  9.85%              6.65%              4.14%
   Sep-02                 10.05%              7.01%              3.60%
   Oct-02                 10.00%              7.30%              3.89%
   Nov-02                  9.01%              7.06%              4.21%
   Dec-02                  8.92%              7.05%              3.82%
   Jan-03                  8.65%              7.28%              3.97%
   Feb-03                  8.25%              7.23%              3.69%
   Mar-03                  7.66%              7.21%              3.80%]

Source: Lehman Brothers, NAREIT, Bloomberg.

o      DIVERSIFICATION THROUGH LOW CORRELATION

          As the chart below shows, intermediate Ba high-yield corporate debt securities and equity REITs have historically demonstrated a low correlation of returns to each other, as well as to other major asset classes. Low correlation means that the price movements of one group do not necessarily track the others--an attractive feature if you seek to diversify your overall portfolio. While it does not ensure against loss, the low correlation of returns between high-yield corporate debt securities and equity REITs provides an added level of diversification.

          CORRELATION INDICATES TO WHAT EXTENT A MARKET OR SECURITY MOVES IN STEP WITH OTHERS. A FIGURE OF 1.0 WOULD BE PERFECTLY SYNCHRONIZED, AND ZERO WOULD MEAN NO RELATIONSHIP AT ALL. A NEGATIVE CORRELATION INDICATES THAT THE ASSET CLASSES BEING COMPARED TEND TO MOVE IN OPPOSITE DIRECTIONS.

ASSET CLASS CORRELATIONS - FIVE YEARS ENDING MARCH 2003

--------------------------------------------------------------------------------
                                        REITS       HIGH YIELD (INTERMEDIATE Ba)
--------------------------------------------------------------------------------
REITS                                    1.00             0.32
HIGH-YIELD (INTERMEDIATE Ba)             0.32             1.00
S&P 500                                  0.24             0.45
Small-Cap Equity                         0.42             0.56
International Equity                     0.20             0.43
Investment Grade Bonds                  -0.11            -0.05
Cash                                     0.01             0.03
--------------------------------------------------------------------------------

ASSET CLASSES

Small-Cap Equity represented by the Russell 2000 Index.
International  Equity represented by the MSCI EAFE Index.
Investment Grade Bonds represented by the Lehman Brothers U.S. Aggregate Index. Cash represented by the Citigroup 3-Month U.S. Treasury Bill Index.
Equity REITs represented by the NAREIT Equity REIT Index.
High-Yield (Interm Ba) represented by the Lehman Brothers Intermediate Ba U.S. Corporate High Yield Index.
Source: Lehman Brothers, Bloomberg, Standard & Poor's, Frank Russell Co., MSCI, NAREIT.

INDEX DESCRIPTIONS
Lehman Brothers Intermediate Ba U.S. High Yield Index: This index is the intermediate component of the Ba U.S. High Yield Index. The Lehman Brothers U.S. High Yield Index covers the universe of fixed-rate, non-investment grade debt. Lehman Brothers U.S. Corporate High Yield Index: This index is an unmanaged index considered to be representative of the fixed-rate, publicly-issued, non-investment grade debt registered with the SEC. S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Russell 2000(R) Index: Measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which currently represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The index is market cap-weighted and includes only common stocks incorporated in the United States and its territories. NASDAQ Composite Index The index measures all domestic and international based common type stocks listed on the NASDAQ Stock Market. Today the Composite includes over 4,000 companies. On February 5, 1971, the index began with a base of 100.00. Lehman Brothers U.S. Aggregate Index: The index represents securities that are U.S. domestic, taxable, and dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. NAREIT Equity REIT(R) Index: The index, with dividends reinvested, is representative of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ National Market System. MSCI EAFE: The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars. Citigroup 3-Month U.S. Treasury Bill Index: The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally considered representative of the average yield of Three-Month Treasury securities. Please note that indices do not take into account any fees and expenses of the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

                                                                      APPENDIX B


                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

         S&P corporate bond ratings:
         --------------------------

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Bonds rated CC are currently highly vulnerable to nonpayment.

         C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         S&P commercial paper ratings:
         ----------------------------

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

         A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

         B - Issues with this rating are regarded as having only speculative capacity for timely payment.

         C - This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

         D - Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

         Moody's corporate bond ratings:
         ------------------------------

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Moody's Commercial Paper Ratings:
         --------------------------------

         Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.
Prime-1 repayment ability will often be evidenced by the following characteristics:

      -  Leading market positions in well-established industries.

      -  High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

         Fitch Investment Grade Bond Ratings
         -----------------------------------

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR:  Indicates that Fitch does not rate the specific issue.

         Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

         Rating Watch: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

         Fitch High Yield Bond Ratings
         -----------------------------

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

         CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C: Bonds are in imminent default in payment of interest or principal.

         DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD,' `DD,' or `D' categories.

         NR: Indicates that Fitch does not rate the specific issue.

         Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

         Fitch Investment Grade Short-Term Ratings
         -----------------------------------------

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.

         F2:  Good  Credit   Quality.   Issues   carrying  this  rating  have  a
satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

         F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D: Default. Issues assigned this rating are in actual or imminent payment default.

                                * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     1.   Financial Statements:

          Report of Independent Auditors. (to be filed)

          Statement of Assets and Liabilities. (to be filed)

     2.   Exhibits:

          a. Articles of Incorporation. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on April 17, 2003)

          b.   By-Laws. (to be filed)

          c.   None.

          d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws.

          e.   Dividend Reinvestment Plan. (filed herewith)

          f.   None.

          g.   (1) Form of Management Agreement. (filed herewith)

               (2) Form of Sub-Advisory Agreement. (filed herewith)

          h.   (1) Form of Underwriting Agreement. (to be filed)

               (2) Form of Master Agreement Among Underwriters. (filed herewith)

               (3) Form of Master Selected Dealer Agreement. (filed herewith)

          i.   None

          j.   Form of Custodian Contract. (filed herewith)

          k. (1) Form of Transfer Agency and Service Agreement. (filed herewith)

               (2) Form of Administration Agreement. (filed herewith)

               (3) Additional Compensation Agreement. (to be filed)

          l.   Opinion and Consent of Counsel. (to be filed)

          m.   None.

          n.   Consent of Independent Auditors. (to be filed)

          o.   None.

          p.   Letter of Investment Intent. (to be filed)

          q.   None.

          r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (filed herewith)

ITEM 25.  MARKETING ARRANGEMENTS

     See form of Underwriting Agreement to be filed as Exhibit 2.h.(1) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

     Securities and Exchange Commission Fees............................$

     American Stock Exchange Listing Fees...............................

     National Association of Securities Dealers, Inc. Fees..............
     Federal Taxes......................................................
     State Taxes and Fees...............................................
     Printing and Engraving Expenses....................................
     Legal Fees.........................................................
     Director Fees......................................................
     Accounting Expenses................................................
     Miscellaneous Expenses............................................. _______

          Total  .......................................................$
                                                                         =======

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.(1)

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


                                             Number of Record Shareholders as of
              Title of Class                              May 15, 2003
              --------------                              ------------

  Shares of Common Stock, par value $0.0001 per share         None

ITEM 29.  INDEMNIFICATION

     Article Twelfth of the Registrant's Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and
------------------------

(1) Until such time as the Registrant completes the public offering of its Common Stock, Neuberger Berman Management Inc. will be a control person of the Registrant. Neuberger Berman Management Inc. is a wholly owned subsidiary of Neuberger Berman Inc., a publicly held holding company that has a number of direct and indirect subsidiaries.

Investment Company Act of 1940, as amended ("1940 Act")), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and
(a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Management Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

     Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

     Sections  11.1  and  11.2  of  the  Administration  Agreement  between  the
Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Administration Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Administration Agreement.

     The Underwriting Agreement to be filed as Exhibit 2.h.(1) is expected to contain provisions limiting the liability and providing for indemnification of the Underwriter and its directors, officers, employees and agents under certain conditions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Claudia Brandon                         Secretary, Neuberger Berman Advisers Management Trust;
Vice President, Neuberger Berman        Secretary, Neuberger Berman Equity Funds; Secretary,
since 2002; Employee, Neuberger         Neuberger Berman Income Funds; Secretary, Neuberger
Berman since 1999; Vice                 Berman Real Estate Income Fund Inc.; Secretary,
President/Mutual Fund Board             Neuberger Berman Intermediate Municipal Fund Inc.;
Relations, NB Management  since May     Secretary, Neuberger Berman New York Intermediate
2000; Vice President, NB Management     Municipal Fund Inc.; Secretary, Neuberger Berman
from 1986-1999.                         California Intermediate Municipal Fund Inc.;
                                        Secretary, Neuberger Berman Realty Income Fund Inc.;
                                        Secretary, Neuberger Berman Income Opportunity Fund Inc.


Thomas J. Brophy                        None.
Managing Director, Neuberger Berman;
Vice President, NB Management since
March 2000.


Steven R. Brown                         Portfolio Manager, Neuberger Berman Real Estate Income
Managing Director, Neuberger Berman;    Fund Inc.; Portfolio Manager, Neuberger Berman Realty
Vice President, NB Management since     Income Fund Inc.; Portfolio Manager, Neuberger Berman
2002.                                   Income Opportunity Fund Inc.


Lori Canell                             None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Valerie Chang                           None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Brooke A. Cobb                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.


NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Robert Conti                            Vice President, Neuberger Berman Income Funds; Vice
Vice President, Neuberger Berman;       President, Neuberger Berman Equity Funds; Vice
Senior Vice President, NB Management    President, Neuberger Berman Advisers Management Trust;
since November 2000; Treasurer, NB      Vice President, Neuberger Berman Real Estate Income
Management until May 2000.              Fund Inc.; Vice President, Neuberger Berman
                                        Intermediate Municipal Fund Inc.; Vice President
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Vice President, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.; Vice President,
                                        Neuberger Berman Realty Income Fund Inc.; Vice
                                        President, Neuberger Berman Income Opportunity Fund
                                        Inc.

Daniella Coules                         Portfolio Manager, Neuberger Berman Income Opportunity
Managing Director, Neuberger Berman;    Fund Inc.
Vice President, NB Management since
2002.


Robert W. D'Alelio                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Ingrid Dyott                            None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Michael F. Fasciano                     President, Fasciano Company Inc. until March 2001;
Managing Director, Neuberger Berman     Portfolio Manager, Fasciano Fund Inc. until March 2001.
since March 2001; Vice President,
NB Management since March 2001.

Robert S. Franklin                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.


NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Brian P. Gaffney                        Vice President, Neuberger Berman Income Funds; Vice
Managing Director, Neuberger Berman     President, Neuberger Berman Equity Funds; Vice
since 1999, Senior Vice President,      President, Neuberger Berman Advisers Management Trust;
NB Management since November 2000;      Vice President, Neuberger Berman Real Estate Income
Vice President, NB Management from      Fund Inc.; Vice President, Neuberger Berman
April 1997 through November 1999.       Intermediate Municipal Fund Inc.; Vice President
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Vice President, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.; Vice President,
                                        Neuberger Berman Realty Income Fund Inc.; Vice
                                        President, Neuberger Berman Income Opportunity Fund
                                        Inc.


Robert I. Gendelman                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Thomas E. Gengler, Jr.                  None.
Senior Vice President, Neuberger
Berman since February 2001, prior
thereto, Vice President, Neuberger
Berman since 1999; Senior Vice
President, NB Management since March
2001 prior thereto, Vice President,
NB Management.

Theodore P. Giuliano                    None.
Vice President (and Director until
February 2001), NB Management;
Managing Director, Neuberger Berman.

Kevin Handwerker                        Senior Vice President, General Counsel and Secretary,
Senior Vice President, General          Neuberger Berman Inc.
Counsel and Secretary, Neuberger
Berman.

Joseph K. Herlihy                       Treasurer, Neuberger Berman Inc.
Senior Vice President, Treasurer,
Neuberger Berman; Treasurer,
NB Management.



NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Barbara R. Katersky                     None.
Senior Vice President, Neuberger
Berman; Senior Vice President,
NB Management.

Robert B. Ladd                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Kelly M. Landron                        None.
Vice President, NB Management Inc.
since March 2000.

Jeffrey B. Lane                         Director, Chief Executive Officer and President,
Chief Executive Officer and             Neuberger Berman Inc.; Director, Neuberger Berman
President, Neuberger Berman;            Trust Company from June 1999 until November 2000.
Director, NB Management since
February 2001.

Michael F. Malouf                       None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Robert Matza                            Executive Vice President, Chief Operating Officer and
Executive Vice President and Chief      Director, Neuberger Berman Inc. since January 2001,
Operating Officer, Neuberger Berman     prior thereto, Executive Vice President, Chief
since January 2001, prior thereto,      Administrative Officer and Director, Neuberger Berman
Executive Vice President and Chief      Inc.
Administrative Officer, Neuberger
Berman; Director, NB Management since
April 2000.

Ellen Metzger                           Assistant Secretary, Neuberger Berman Inc. since 2000.
Vice President, Neuberger Berman;
Secretary, NB Management.

Arthur Moretti                          Managing Director, Eagle Capital from January 1999
Managing Director, Neuberger Berman     until June 2001.
since June 2001; Vice President,
NB Management since June 2001.


NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
S. Basu Mullick                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Wayne C. Plewniak                       Portfolio Manager, Neuberger Berman Income Opportunity
Managing Director, Neuberger Berman;    Fund Inc.
Vice President, NB Management since
2002.


Janet W. Prindle                        Director, Neuberger Berman National Trust Company
Managing Director, Neuberger Berman;    since January 2001; Director Neuberger Berman Trust
Vice President, NB Management.          Company of Delaware since April 2001.

Kevin L. Risen                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.


Jack L. Rivkin                          Executive Vice President, Neuberger Berman Inc.;
Executive Vice President, Neuberger     President and Director of Neuberger Berman Real Estate
Berman.                                 Income Fund Inc; President and Director of Neuberger
                                        Berman Intermediate Municipal Fund Inc.; President and
                                        Director of Neuberger Berman New York Intermediate
                                        Municipal Fund Inc.; President and Director of
                                        Neuberger Berman California Intermediate Municipal
                                        Fund Inc.; President and Trustee of Neuberger Berman
                                        Advisers Management Trust; President and Trustee of
                                        Neuberger Berman Equity Funds; President and Trustee,
                                        Neuberger Berman Income Funds; President and Director
                                        of Neuberger Berman Realty Income Fund Inc.; President
                                        and Director, Neuberger Berman Income Opportunity Fund
                                        Inc.


Benjamin E. Segal                       None.
Managing Director, Neuberger Berman
since November 2000, prior thereto,
Vice President, Neuberger Berman;
Vice President, NB Management.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Jennifer Silver                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Kent C. Simons                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Matthew S. Stadler Senior               Vice President and Chief Financial Officer, Senior
Vice President and Chief                Neuberger Berman Inc. since August 2000; Senior Vice
Financial Officer, Neuberger Berman     President and Chief Financial Officer, National
since August 2000, prior thereto,       Discount Brokers Group from May 1999 until October
Controller, Neuberger Berman from       1999.
November 1999 to August 2000;
Senior Vice President and Chief
Financial Officer, NB Management
since August 2000.

Heidi S. Steiger                        Executive Vice President and Director, Neuberger
Executive Vice President, Neuberger     Berman Inc.; Chair and Director, Neuberger Berman
Berman; Director, NB Management since   National Trust Company since January 2001; Director,
February 2001.                          Neuberger Berman Trust Company of Delaware since
                                        February 2000 (and Chair until January 2001);
                                        Director, Neuberger Berman Trust Company until
                                        September 2001 (and Chair from September 1999 until
                                        January 2001).

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Peter E. Sundman                        Executive Vice President and Director, Neuberger
President and Director,                 Berman Inc.; Chairman of the Board, Chief Executive
NB Management; Executive Vice           Officer and Trustee, Neuberger Berman Income Funds;
President, Neuberger Berman.            Chairman of the Board, Chief Executive Officer and
                                        Trustee, Neuberger Berman Advisers Management Trust;
                                        Chairman of the Board, Chief Executive Officer and
                                        Trustee Neuberger Berman Equity Funds; Chairman of
                                        the Board, Chief Executive Officer and Director,
                                        Neuberger Berman Real Estate Income Fund Inc.;
                                        Chairman of the Board, Chief Executive Officer and
                                        Director, Neuberger Berman Intermediate Municipal
                                        Fund Inc.; Chairman of the Board, Chief Executive
                                        Officer and Director, Neuberger Berman New York
                                        Intermediate Municipal Fund Inc.; Chairman of the
                                        Board, Chief Executive Officer and Director,
                                        Neuberger Berman California Intermediate Municipal
                                        Fund Inc.; Chairman of the Board, Chief Executive
                                        Officer and Director, Neuberger Berman Realty Income
                                        Fund Inc.; Chairman of the Board, Chief Executive
                                        Officer and Director, Neuberger Berman Income
                                        Opportunity Fund Inc.


Judith M. Vale                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Catherine Waterworth                    None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Allan R. White, III                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS


     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of its custodian and accounting agent, State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02110, and its transfer agent, The Bank of New York, 1 Wall Street, New York, New York 10286, except for the Registrant's Articles of Incorporation and Bylaws, minutes of meetings of the Registrant's Directors and stockholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.


ITEM 32.  MANAGEMENT SERVICES

     None.

ITEM 33.  UNDERTAKINGS

     1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

          (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

          (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     2.    N/A

     3.    N/A

     4.    N/A

     5.    The Registrant hereby undertakes:

          (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 27th day of May 2003.


                                   NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.


                                   By:  /s/ Jack L. Rivkin
                                        ------------------------------
                                        Name:  Jack L. Rivkin*
                                        Title:  President and Director


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                Title                          Date
---------                                -----                          ----

                              Chairman of the Board, Chief
/s/ Peter E. Sundman          Executive Officer and Director       May 27, 2003
-------------------------
Peter E. Sundman*

/s/ Jack L. Rivkin            President and Director               May 27, 2003
-------------------------
Jack L. Rivkin*

                              Treasurer and Principal Financial
/s/ Barbara Muinos            and Accounting Officer               May 27, 2003
-------------------------
Barbara Muinos

/s/ John Cannon               Director                             May 27, 2003
-------------------------
John Cannon*

/s/ Faith Colish              Director                             May 27, 2003
-------------------------
Faith Colish*

/s/ Walter G. Ehlers          Director                             May 27, 2003
-------------------------
Walter G. Ehlers*

/s/ C. Anne Harvey            Director                             May 27, 2003
-------------------------
C. Anne Harvey*

Signature                                Title                          Date
---------                                -----                          ----

/s/ Barry Hirsch              Director                             May 27, 2003
-------------------------
Barry Hirsch*

/s/ Howard A. Mileaf          Director                             May 27, 2003
-------------------------
Howard A. Mileaf*

/s/ William E. Rulon          Director                             May 27, 2003
-------------------------
William E. Rulon*

/s/ Tom Decker Seip           Director                             May 27, 2003
-------------------------
Tom Decker Seip*

/s/ Peter P. Trapp
-------------------------     Director                             May 27, 2003
Peter P. Trapp*



*Signatures affixed by Arthur C. Delibert on May 27, 2003 pursuant to power of attorney, which is filed herewith.

                               POWER OF ATTORNEY


NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC., a Maryland corporation (the "Fund"), and each of its undersigned officers and directors hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert and Lori L. Schneider (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Fund's registration statement on Form N-2 and any and all amendments to such registration statement of the Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of capital stock of the Fund, such registration statement and any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned officers and directors itself/themselves might or could do.

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC. has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and directors have hereunto set their hands and seals at New York, New York this 23rd day of May, 2003.


                                    NEUBERGER BERMAN INCOME OPPORTUNITY
                                    FUND INC.


                                        By:    /s/ Jack L. Rivkin
                                             -------------------------------
                                        Jack L. Rivkin
                                        President and Director

[SEAL]

ATTEST:


/s/ Claudia A. Brandon
-------------------------
Claudia A. Brandon,
Secretary



[Signatures Continued on Next Page]

          Signature                  Title
          ---------                  -----

/s/ John Cannon                     Director
-----------------------------
John Cannon


/s/ Faith Colish                    Director
-----------------------------
Faith Colish


/s/ Walter G. Ehlers                Director
-----------------------------
Walter G. Ehlers


/s/ C. Anne Harvey                  Director
-----------------------------
C. Anne Harvey


/s/ Barry Hirsch                    Director
-----------------------------
Barry Hirsch


------------------------------      Director
Robert A. Kavesh


/s/ Howard A. Mileaf                Director
-----------------------------
Howard A. Mileaf


------------------------------      Director
Edward I. O'Brien


/s/ Jack L. Rivkin                  President and Director
-----------------------------
Jack L. Rivkin


------------------------------      Director
John P. Rosenthal

/s/ William E. Rulon                Director
-----------------------------
William E. Rulon


------------------------------      Director
Cornelius T. Ryan


/s/ Tom Decker Seip                 Director
-----------------------------
Tom Decker Seip


------------------------------      Director
Candace L. Straight


/s/ Peter E. Sundman                Chairman of the Board, Chief
------------------------------      Executive Officer and Director
Peter E. Sundman

/s/ Peter P. Trapp
------------------------------      Director
Peter P. Trapp

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

                                  EXHIBIT INDEX


               Exhibit     Document Description
               -------     --------------------

                  a. Articles of Incorporation. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on April 17, 2003)

                  b.       By-Laws. (to be filed)

                  c.       None.

                  d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws.

                  e.       Dividend Reinvestment Plan. (filed herewith)

                  f.       None.

                  g.       (1) Form of Management Agreement. (filed herewith)

                           (2) Form of Sub-Advisory Agreement. (filed herewith)

                  h.       (1) Form of Underwriting Agreement. (to be filed)

                           (2) Form of Master Agreement Among Underwriters.
                               (filed herewith)

                           (3) Form of Master Selected Dealer Agreement.
                               (filed herewith)

                  i.       None

                  j.       Form of Custodian Contract. (filed herewith)

                  k.       (1) Form of Transfer Agency and Service Agreement.
                               (filed herewith)

                           (2) Form of Administration Agreement. (filed
                               herewith)

                           (3) Additional Compensation Agreement. (to be filed)

                  l.       Opinion and Consent of Counsel. (to be filed)

                  m.       None.

                  n.       Consent of Independent Auditors. (to be filed)

                  o.       None.

                  p.       Letter of Investment Intent. (to be filed)

                  q.       None.

                  r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (filed herewith)